                                  EV CLASSIC
                          SENIOR FLOATING-RATE FUND
------------------------------------------------------------------------------


THE INVESTMENT OBJECTIVE OF EV CLASSIC SENIOR FLOATING-RATE FUND (THE "FUND") IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL, BY INVESTING IN A PORTFOLIO PRIMARILY OF SENIOR SECURED FLOATING RATE LOANS. THE FUND CURRENTLY SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ITS ASSETS IN SENIOR DEBT PORTFOLIO (THE "PORTFOLIO"). THE PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND, A CONTINUOUSLY OFFERED, CLOSED-END, NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, INVESTS DIRECTLY IN THE PORTFOLIO, A SEPARATE, CLOSED-END, NON- DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF LOANS AND SECURITIES. THE PORTFOLIO AND THE FUND MAY BORROW, PRIMARILY IN CONNECTION WITH THE FUND'S TENDER OFFERS FOR ITS SHARES. SEE "USE OF LEVERAGE" ON PAGE 8.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 21, 1997, as revised May 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265).


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

                                            PRICE TO PUBLIC                  SALES LOAD(2)                  PROCEEDS TO FUND
                                            ---------------                  -------------                  ----------------

Per Share(1) ........................            $9.97                            None                            $9.97
Total ...............................       $2,994,500,000            None to be paid by the Fund            $2,994,500,000


----------
(1) The shares are offered on a best efforts basis at a price equal to the net asset value, which, as of April 21, 1997, was $9.97 per share. See "How to Buy Fund Shares".
(2) Because Eaton Vance Distributors, Inc. and its affiliates will pay all sales commissions to authorized firms from their own assets, the net proceeds of the offering will be available to the Fund for investment in the Portfolio. See
    "How to Buy Fund Shares".

-------------------------------------------------------------------------------
                        EATON VANCE DISTRIBUTORS, INC.
                      PROSPECTUS DATED FEBRUARY 21, 1997
                            AS REVISED MAY 1, 1997

The Fund is engaged in a continuous public offering of its shares at net asset value without an initial sales charge. An early withdrawal charge of up to 1% will be imposed on most shares held for less than one year which are accepted for repurchase pursuant to a tender offer, as set forth below. See "How to Buy Fund Shares" and "Early Withdrawal". The address of the Fund is 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265).


The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser" or "BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), and Eaton Vance is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THE FUND'S SHARES. Fund shares are not readily marketable. To provide investor liquidity, the Trustees of the Fund presently intend each quarter to consider the making of a tender offer to purchase all or a portion of the Fund's shares at net asset value. See "Tender Offers to Purchase Shares".

                              TABLE OF CONTENTS
------------------------------------------------------------------------------
                                                                          PAGE
Shareholder and Fund Expenses .......................................     3
The Fund's Financial Highlights .....................................     4
The Fund's Investment Objective .....................................     5
Investment Policies and Risks .......................................     5
Yield and Performance Information ...................................    10
Organization of the Fund and the Portfolio ..........................    11
Management of the Fund and the Portfolio ............................    13
Service Plan ........................................................    15
Valuing Fund Shares .................................................    15
How to Buy Fund Shares ..............................................    16
Tender Offers to Purchase Shares ....................................    17
Early Withdrawal ....................................................    19
Reports to Shareholders .............................................    19
The Lifetime Investing Account/Distribution Options .................    19
Eaton Vance Shareholder Services ....................................    20
Distributions and Taxes .............................................    21
Table of Contents of the Statement of Additional Information ........    23
------------------------------------------------------------------------------

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------
  Sales Load (as a percentage of offering price)                                                  None
  Dividend Reinvestment Fees                                                                      None
  Early Withdrawal Charge Imposed on Tender of Entire Account During the First Year
    (as a percentage of tender proceeds exclusive of all reinvestments and capital
    appreciation in the account)                                                                 1.00%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets attributable to shares of beneficial interest)
  -------------------------------------------------------------------------------------------------------
  Investment Advisory Fee                                                                        0.91%
  Interest Payments on Borrowed Funds                                                            0.04%
  Other Expenses (including administration fees of .25% and service fees of .15%)                0.58%
                                                                                                 -----
      Total Annual Expenses                                                                      1.53%
                                                                                                 -----
                                                                                                 -----

  EXAMPLE                                                              1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                                       ------     -------     -------      --------

  An investor would pay the following expenses (including an early withdrawal charge in the case of tender during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual
  return and (b) tender at the end of each period:                      $26         $48         $83          $182

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Example should not be considered a representation of past or future expenses since future expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio, see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio", "How to Buy Fund Shares", "Service Plan" and "Tender Offers to Purchase Shares".

No early withdrawal charge is imposed on (a) shares purchased more than one year prior to the acceptance for tender, (b) shares acquired through the reinvestment of distributions and (c) any appreciation in value of other shares in the account (see "Tender Offers to Purchase Shares"). In the Example above, expenses would be $10 less in the first year if there was no redemption.


The Investment Advisory and Administration Fees are based upon a percentage of the Portfolio's average daily gross assets, which were approximately the same as its average daily net assets for the fiscal year ended December 31, 1996.

The Fund invests exclusively in the Portfolio. Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information.
Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
------------------------------------------------------------------------------


                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                         1996       1995*
                                                      -----------  --------
Net asset value -- Beginning of year                     $ 9.990    $10.000
                                                         -------    -------
Income from operations:
  Net investment income(1)                               $ 0.667    $ 0.634
  Net realized and unrealized gain (loss) on
    investments                                           (0.021)    (0.008)++
                                                         -------    -------
      Total income from operations                       $ 0.646    $ 0.626
                                                         -------    -------
Less distributions:
  From net investment income                             $(0.666)   $(0.633)
  From net realized gain on investment transactions        --        (0.003)
                                                         -------    -------
      Total distributions                                $(0.666)   $(0.636)
                                                         -------    -------
Net asset value -- end of year                           $ 9.970    $ 9.990
                                                         =======    =======
                                                         -------    -------
                                                         -------    -------
TOTAL RETURN(2)                                            6.67%      6.42%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)             $1,316,849   $501,301
  Ratio of net expenses to average daily net
    assets (1)                                              1.49%      1.53%+
  Ratio of interest expense to average daily net
    assets(1)                                               0.04%      0.13%+
  Ratio of net investment income to average daily
    net assets                                              6.61%      7.04%+

(1) Includes the Fund's share of the Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be invested at the net asset value on the payable date.
  * For the period from the start of business, February 24, 1995, to December 31, 1995.
  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
EV Classic Senior Floating-Rate Fund (the "Fund") is a closed-end, non-diversified management investment company which continuously offers its shares of beneficial interest ("shares") to the public. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans. The Fund currently seeks to achieve its objective by investing its assets in the Senior Debt Portfolio (the "Portfolio"), a separate closed-end, non-diversified management investment company with the same investment objective as the Fund. There is no assurance that the Fund's objective, or any specific yield on Fund shares, will be achieved. See "Yield and Performance Information". An investment in shares of the Fund is not a complete investment program.


INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------
The Portfolio will invest primarily in senior secured floating rate loans, and also in other institutionally traded senior secured floating rate debt obligations (collectively, "Loans"). Under normal market conditions, the Portfolio will invest at least 80% of its total assets in interests in Loans ("Loan Interests"). These Loans are made primarily to U.S. companies or their affiliates or issuers of asset-backed interests (collectively, "Borrowers") and have floating interest rates. Up to 20% of the Portfolio's total assets may be held in cash, invested in investment grade short-term debt obligations, and invested in interests in Loans that are unsecured ("Unsecured Loans"). See "Other Investment Policies" below.


The Loans in which the Portfolio acquires Loan Interests will, in the judgment of Boston Management and Research (the "Investment Adviser" or "BMR"), be in the category of senior debt of the Borrower and will generally hold the most senior position in the capitalization structure of the Borrower. Loans will consist primarily of direct obligations of U.S. companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buy-outs, refinancings or other financially leveraged transactions. Such Loans may include those made to a Borrower for the purpose of acquiring ownership or control of a company, whether as a purchase of equity or of assets, or for a leveraged recapitalization with no change in ownership. Except for Unsecured Loans, each Loan will be secured by collateral which BMR believes to have a market value, at the time of acquiring the Loan Interest, which equals or exceeds the principal amount of the Loan. Subsequent to purchase, the value of the collateral may decline, and the Loan may no longer be as secured. The Loans will typically have a stated term of five to eight years. However, since the Loans typically amortize principal over their stated life and are frequently prepaid, their effective maturity is expected to be two to three years. The Portfolio will maintain a segregated account with its custodian of liquid assets with a value equal to the amount, if any, of the Loan which the Portfolio has obligated itself to make to the Borrower, but which has not yet been requested from the Portfolio. The Portfolio will attempt to maintain a portfolio of Loan Interests that will have a dollar weighted average period to next interest rate adjustment of approximately 90 days or less. As of April 14, 1997, the Portfolio had a dollar weighted average period to adjustment of approximately 45 days.


The Portfolio will purchase Loan Interests only if, in BMR's judgment, the Borrower can meet debt service on the Loan. In addition, a Borrower must meet other criteria established by BMR and deemed by it to be appropriate to the analysis of the Borrower, the Loan and the Loan Interest. The Loan Interests in which the Portfolio invests are not currently rated by any nationally recognized rating service. The primary consideration in selecting such Loan Interests for investment by the Portfolio is the creditworthiness of the Borrower. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans in which the Portfolio may acquire a Loan Interest, since such obligations will typically be subordinated to the Loans and be unsecured. Instead, BMR will perform its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Such analysis will include an evaluation of the industry and business of the Borrower, the management and financial statements of the Borrower, and the particular terms of the Loan and the Loan Interest which the Portfolio may acquire. BMR's analysis will continue on an ongoing basis for any Loan Interest purchased and held by the Portfolio. No assurance can be given regarding the availability at acceptable prices of Loan Interests that satisfy the Portfolio's investment criteria.

A Loan in which the Portfolio may acquire a Loan Interest is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). These Loan Interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Loan acquired in secondary markets. Such Loan Interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Portfolio may also acquire Loan Interests under which the Portfolio derives its rights directly from the Borrower. Such Loan Interests are separately enforceable by the Portfolio against the Borrower and all payments of interest and principal are typically made directly to the Portfolio from the Borrower. In the event that the Portfolio and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Portfolio may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a Loan.

BMR also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Portfolio does not have privity with the Borrower, those institutions from or through whom the Portfolio derives its rights in a Loan (the "Intermediate Participants"). The Portfolio will invest in Loan Interests only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade, i.e., (a) rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-2 by S&P or P-2 by Moody's; or (c) determined to be of comparable quality by BMR.

The Portfolio may from time to time acquire Loan Interests in transactions in which the current yield to the Portfolio exceeds the stated interest rate on the Loan. These Loan Interests are referred to herein as "Discount Loan Interests" because they are usually acquired at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loan Interests. The Borrowers with respect to such Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loan Interests may become available as a result of an imbalance in the supply of and demand for certain Loan Interests. The Portfolio may acquire Discount Loan Interests in order to realize an enhanced yield or potential capital appreciation when BMR believes that such Loan Interests are undervalued by the market due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Portfolio may benefit from any appreciation in value of a Discount Loan Interest, even if the Portfolio does not obtain 100% of the Loan Interest's face value or the Borrower is not wholly successful in resolving its credit problems.

From time to time BMR and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Loans to or acquire such interests from the Portfolio or may be Intermediate Participants with respect to Loans in which the Portfolio owns interests. Such banks may also act as Agents for Loans in which the Portfolio owns interests.

RISK FACTORS
BMR expects the Fund's net asset value to be relatively stable during normal market conditions because the Portfolio's assets will consist primarily of interests in floating rate Loans and of short-term instruments. Accordingly, the value of the Portfolio's assets may fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. Nevertheless, a default in a Loan in which the Portfolio owns a Loan Interest, a material deterioration of a Borrower's perceived or actual creditworthiness or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate, reflecting any fluctuations in the Portfolio's net asset value.

Investments in Loan Interests by the Portfolio bear certain risks common to investing in many secured debt instruments of nongovernmental issuers, including the risk of nonpayment of principal and interest by the Borrower, that Loan collateral may become impaired, that any losses will be proportionate to the degree of Loan Interest diversification and Borrower industry concentration, and that the Portfolio may obtain less than full value for Loan Interests sold because they are illiquid.

CREDIT RISK. Loan Interests are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Loan Interest may adversely affect the income of the Portfolio or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Portfolio's ability to receive payment of principal of and interest on a Loan Interest also depends upon the creditworthiness of any institution interposed between the Portfolio and the Borrower. To reduce credit risk, BMR actively manages the Portfolio as described above. For information regarding the status of the holdings of the Portfolio, see the Fund's financial statements.

Loan Interests in Loans made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Loan Interests in which the Portfolio may invest. As of the date of this Prospectus, such Loan Interests constituted substantially all of the Portfolio's Loan Interests. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of such Loan Interests are subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Loan Interests.

The Portfolio may acquire interests in Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Loan Interests of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.


Although Loans in which the Portfolio invests will generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers will include non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived or actual creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.


COLLATERAL IMPAIRMENT. Loans (excluding Unsecured Loans) will be secured unless
(i) the value of the collateral declines below the amount of the Loans, (ii) the Portfolio's security interest in the collateral is invalidated for any reason by a court or (iii) the collateral is partially or fully released under the terms of the Loan Agreement as the creditworthiness of the Borrower improves. There is no assurance that the liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to financial statements of the Borrower, an independent appraisal performed at the request of the Agent at the time the Loan was initially made, the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of BMR. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

Collateral may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In the case of Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In addition, the Portfolio may invest in Loans guaranteed by, or fully secured by assets of, such shareholders or owners, even if the Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Loan. On occasions when such stock cannot be pledged, the Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Loans and, indirectly, Loan Interests.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the Loan collateral or subordinate the Portfolio's rights under the Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Portfolio. For Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in Loan collateral. If the Portfolio's security interest in Loan collateral is invalidated or the Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.


DIVERSIFICATION AND INDUSTRY CONCENTRATION. The Fund and the Portfolio have each registered with the Commission as a "non-diversified" investment company. As a result, the Fund and the Portfolio are required to comply only with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" in the Statement of Additional Information for a description of these requirements. Because the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Portfolio's investments will be more affected by any single adverse economic, political or regulatory occurrence than will the value of the investments of a diversified investment company. It is the Portfolio's current intention not to invest more than 10% of its total assets in Loans of any single Borrower. The Portfolio may invest more than 10% (but not more than 25%) of its total assets in Loan Interests for which the same Intermediate Participant is interposed between the Borrower and the Portfolio. The Portfolio may acquire Loan Interests in Loans made to Borrowers in any industry. However, the Portfolio will not concentrate in any one industry with respect to Borrowers in whose Loans the Portfolio acquires Loan Interests or interpositioned persons that the Portfolio determines to be issuers for the purpose of this policy. See "Investment Restrictions" in the Statement of Additional Information.


ILLIQUID INSTRUMENTS. Loan Interests are, at present, not readily marketable and may be subject to legal and contractual restrictions on resale. Although Loan Interests are traded among certain financial institutions, some of the Loan Interests acquired by the Portfolio will be considered illiquid. The Portfolio's ability to dispose of a Loan Interest may be reduced to the extent that there has been a perceived or actual deterioration in the creditworthiness of an individual Borrower or the creditworthiness of Borrowers in general, or by events that reduce the level of confidence in the market for Loan Interests. As the market for Loan Interests becomes more seasoned, liquidity is expected to improve. However, the Portfolio has no limitation on the amount of its investments which can be not readily marketable or subject to restrictions on resale. Such investments may affect the Portfolio's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of portfolio securities in order to make its tender offer payment obligations, if any. The Trustees of the Portfolio will consider the liquidity of the Portfolio's investments in determining whether a tender offer should be effected by the Portfolio. Tender offer decisions of the Portfolio directly affect the ability of the Fund to make its tender offers.


USE OF LEVERAGE
The Portfolio may from time to time (i) borrow money on a secured or unsecured basis at variable or fixed rates, and (ii) issue indebtedness such as commercial paper, bonds, debentures, notes or similar obligations or instruments and invest the capital raised in additional portfolio investments and/or meet its obligations pursuant to tender offers, if any. BMR expects that the Portfolio may incur borrowings and issue such debt in order to remain fully invested by managing anticipated cash infusions from the prepayment of Loans and the sale of Fund shares and cash outflows from the repurchase of Fund shares in connection with tender offers. The Portfolio may also borrow and issue debt for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a leveraging strategy depends on BMR's ability to correctly predict interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As prescribed by the 1940 Act, the Portfolio will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends. The Portfolio's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/ or subject the Fund to income or excise taxes. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Portfolio may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of debt involves offering expenses and other costs and may limit the Portfolio's freedom to pay dividends or to engage in other activities. Any such borrowing or debt issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. The Portfolio may also borrow for temporary, extraordinary or emergency purposes.

The Portfolio participates in a multiseller asset-backed commercial paper program called Eureka Securitization plc administered by Citicorp North America, Inc. and Citibank N.A., London Branch. In addition, the Portfolio has access to a $250 million fully committed back-up revolving credit facility from Citibank North America, Inc. The Portfolio may use the borrowings from the program to finance the cash payments made for tender offers, for investment purposes and for paying interest or principal on its obligations. In the event the Portfolio defaulted on its obligations under the program, the Portfolio may become unable to distribute dividends and distributions which could cause the Fund to fail to qualify as a regulated investment company and/ or subject it to income or excise taxes. The Portfolio did not have any borrowings outstanding during fiscal year ended December 31, 1996. Although the Fund does not intend to engage in borrowing itself, the Fund will be affected if the Portfolio borrows money.

OTHER INVESTMENT POLICIES
As stated above, up to 20% of the Portfolio's total assets may be held in cash, invested in short-term debt obligations, and invested in interests in Loans that are unsecured. The Portfolio will invest in only those Unsecured Loans that have been determined by BMR to have a credit quality at least equal to that of the collateralized Loans in which the Portfolio primarily invests. Should the Borrower of an Unsecured Loan default on its obligation there will be no specific collateral on which the Portfolio can foreclose, although the Borrower will typically have assets believed by BMR at the time of purchase of the Unsecured Loans to exceed the amount of the Loan. The short-term debt obligations in which the Portfolio may invest include, but are not limited to, interests in senior Unsecured Loans with a remaining maturity of one year or less ("Short-Term Loans"), certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. The credit quality of Short-Term Loans must be determined by BMR to be at least equal to that of the Portfolio's investments in Loans. All of such other debt instruments will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by BMR to be of comparable quality). Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions. Securities rated BBB or Baa (or comparable unrated securities) have speculative characteristics. Also, the capacity of their issuers to make principal and interest payments would be weakened by changes in economic conditions or other circumstances to a greater extent than for issuers of higher grade bonds. Pending investment of the proceeds of Fund sales by the Portfolio or when BMR believes that investing for defensive purposes (such as during abnormal market or economic conditions) is appropriate, more than 20% of the Portfolio's total assets may be temporarily held in cash or in the short-term debt obligations described above.


Although the Portfolio generally holds Loan Interests only in Loans for which the Agent and Intermediate Participants, if any, are banks, it may acquire Loan Interests from non-bank financial institutions and in Loans originated, negotiated and structured by non-bank financial institutions, if such Loan Interests conform to the credit requirements described above. As these other types of Loan Interests are developed and offered to investors, BMR will, consistent with the Portfolio's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act, consider making investments in such Loan Interests. Also, the Portfolio has acquired and may continue to acquire warrants and other equity securities as part of a unit combining Loan Interests and equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Loan Interest. The Portfolio may also acquire equity securities issued in exchange for a Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BMR, may enhance the value of a Loan or would otherwise be consistent with the Portfolio's investment policies.

The Portfolio will limit its investments to those which are eligible for purchase by national banks for their own portfolios. The conditions and restrictions governing the purchase of Fund shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular 220. Subject to such conditions and restrictions, national banks may acquire Fund shares for their own investment portfolio.


FOREIGN INVESTMENTS. The Portfolio may also acquire U.S. dollar denominated Loan Interests in Loans which are made to non-U.S. Borrowers in developed countries; provided, however, that any such Borrower meets the credit standards established by BMR for U.S. Borrowers, and no more than 35% of its net assets are invested in Loan Interests of such Borrowers. Investing in Loan Interests of non-U.S. Borrowers involves certain special considerations, which are not typically associated with investing in U.S. Borrowers. Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers, there may be less publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of financial markets and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions. As of the date of this Prospectus, approximately 1% of the Portfolio's assets were invested in Loan Interests of non-U.S. Borrowers. The Portfolio has no current intention to invest more than 10% of its net assets in such Loan Interests.

INTEREST RATE SWAPS. In order to attempt to protect the value of the Portfolio's assets from interest rate fluctuations and to maintain a dollar weighted average period to next interest rate adjustment of approximately 90 days or less, the Portfolio may enter into interest rate swaps. The Portfolio intends to use interest rate swaps as a hedge and not as a speculative investment and will typically use interest rate swaps to shorten the average time to interest rate reset of the Portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. BMR has not been involved in the use of interest rate swaps but has utilized other types of hedging techniques. If BMR is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be less favorable than what it would have been if this investment technique were never used. The Portfolio has not engaged in such transactions and has no current intention to invest more than 5% of its net assets in such transactions.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, BMR must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss. To date, the Portfolio has not engaged in repurchase agreements.

CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder and an investor vote, respectively. Among these fundamental restrictions, the Portfolio may not purchase any security if, as a result of such purchase, 25% or more of the Portfolio's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies enumerated in the Fund's Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be.

YIELD AND PERFORMANCE INFORMATION
------------------------------------------------------------------------------
The rate of interest payable on Loans is established as the sum of a base lending rate plus a specified spread. These base lending rates are generally the Prime Rate of a designated U.S. bank, the London InterBank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate of a designated U.S. bank or another base lending rate used by commercial lenders. The Prime Rate is the rate banks typically use as a base for a wide range of loans to individuals and midsize and small businesses. LIBOR is the rate typically used by banks worldwide as a base for loans to large commercial and industrial companies. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The interest rate on Prime Rate- based Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Loans is periodically reset with reset periods typically ranging from 30 to 180 days. At the time of acquisition of a Loan Interest, the Portfolio may also receive an upfront facility fee.


The yield on a Loan Interest held by the Portfolio will primarily depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. Under normal market conditions, the relationship between the Prime Rate and the other possible base lending rates is reasonably stable, and Loans are structured with appropriate spreads over the base rates so that the income earned by the Portfolio is approximately the same no matter which alternative the Borrower selects. During such periods when the Portfolio is fully invested, the effective yield of the Fund may approximate the average Prime Rate of leading U.S. banks as published in The Wall Street Journal. When the traditional spread between the Prime Rate and other base lending rates widens, the Fund will be unable to achieve such an effective yield. Such has been the case since February 1991. Currently, the Borrowers with respect to over 90% of the value of Loans held by the Portfolio have selected LIBOR as the base lending rate for such Loans, which has caused the Fund's effective yield to be below the Prime Rate. BMR believes the present wide differential is unusual and hopes that if the long-term relationship between the Prime Rate and LIBOR is restored the Fund can achieve an effective yield approximating the Prime Rate. However, there is not yet evidence that this will occur in 1997.


From time to time, the Fund may quote a current and/or effective yield based on a specific one-month period. The Fund seeks to provide an effective yield that is higher than short-term instrument alternatives. The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding 1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield. Yields will fluctuate from time to time and are not necessarily representative of future results. Advertisements and communications to present or prospective shareholders may also cite a total return for any period. Total return will be calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a subsequent date. The difference divided by the original net asset value is the total return. The calculation of the Fund's total return and effective yield reflects the effect of compounding inasmuch as all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. In addition, the calculation of total return, current yield and effective yield does not reflect the imposition of any early withdrawal charges or the amount of any shareholder income tax liability. If reflected, an early withdrawal charge would reduce the performance quoted. The Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. If the fees or expenses of the Fund or the Portfolio are waived or reimbursed, the Fund's performance will be higher. Information about the performance of the Fund or other investments should not be considered a representation of future performance the Fund may earn or what an investor's yield or total return may be in the future.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
The Fund is organized as a business trust established under Massachusetts law pursuant to a Declaration of Trust dated August 5, 1993, as amended, and is registered under the 1940 Act. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund currently has one class of shares of beneficial interest which may be issued in an unlimited number by the Trustees. Each share represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, the shares are fully paid and nonassessable by the Fund and may be repurchased only as described under "Tender Offers to Purchase Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the Fund's net asset value which they represent. Shares have no preemptive or conversion rights and are freely transferable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"), except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated (i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient. If not so terminated, the Fund may continue indefinitely.

ANTI-TAKEOVER PROVISIONS. The Fund presently has certain anti-takeover provisions in its Declaration of Trust which are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. As indicated above, a two-thirds vote is required for certain transactions. The affirmative vote or consent of the holders of two-thirds of the shares of the Fund (a greater vote than that required by the 1940 Act and, in some cases, greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except that if the Trustees recommend such conversion, the approval by vote of the holders of a majority of the outstanding shares will be sufficient) and the affirmative vote or consent of the holders of three-quarters of the shares of the Fund is required to authorize any of the following transactions (the "Transactions"):
(i) merger or consolidation of the Fund with or into any corporation; (ii) issuance of any securities of the Fund to any person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 or assets sold in the ordinary course of business); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. However, such vote or consent will not be required with respect to the Transactions if the Board of Trustees under certain conditions approves the Transaction. Further, the provisions of the Fund's Declaration of Trust relating to conversion of the Fund to an open-end investment company, the Transactions, the merger or consolidation with or sale of the Fund's assets, and the liquidation and distribution of the Fund's assets may not be amended without the affirmative vote or consent of two-thirds of the outstanding shares of the Fund. Reference is made to the Declaration of Trust of the Fund, on file with the Commission, for the full text of these provisions. See "Other Information" in the Fund's Statement of Additional Information.

The foregoing provisions will make more difficult the conversion of the Fund to an open-end investment company and the consummation of the Transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices, in the event that a secondary market for the Fund shares does develop, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Fund, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


The Trustees of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords economies of scale for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investment companies or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio Loans and noncash assets (as opposed to a cash distribution from the Portfolio). If Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting them to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments and will adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all or any part of its interest in the Portfolio only pursuant to tender offers of the Portfolio. The Portfolio's Board of Trustees presently intends each quarter to consider the making of such tender offers. However, there can be no assurance that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. See "Tender Offers to Purchase Shares" below. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of its assets (or the assets of another investor in the Portfolio) from the Portfolio. Of course, a complete withdrawal of Fund assets could be accomplished only pursuant to a Portfolio tender offer.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
The Portfolio engages BMR, a wholly-owned subsidiary of Eaton Vance, to act as its investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio. In return for these services, facilities and payments, the Portfolio has agreed to pay BMR as compensation under the Advisory Agreement a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. Gross assets of the Portfolio shall be calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio.

The Trustees of the Portfolio have voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the Advisory Agreement during any fiscal year or portion thereof after the Fund begins to invest its assets in the Portfolio will not exceed on an annual basis:
(a) 0.95% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.90% of average daily gross assets in excess of $1 billion up to and including $2 billion; and (c) 0.85% of average daily gross assets in excess of $2 billion. The Portfolio paid BMR advisory fees equivalent to 0.91% of the Portfolio's average daily gross assets for the fiscal year ended December 31, 1996.


Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $18 billion, of which approximately $16 billion is in investment companies, including approximately $3.5 million in the Portfolio. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


Scott H. Page and Payson F. Swaffield have acted as co-portfolio managers of the Portfolio since August 1, 1996. Mr. Page has been a Vice President of Eaton Vance and BMR since 1992 and an employee of Eaton Vance since 1989. Mr. Swaffield has been a Vice President of Eaton Vance and BMR since 1992 and an employee of Eaton Vance since 1990.

The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Fund has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with contemplated quarterly tender offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays Eaton Vance as compensation under the Administration Agreement a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. In calculating the gross assets of the Portfolio, all liabilities of the Portfolio shall be deducted except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. For the fiscal year ended December 31, 1996, the amount of administration fees paid by the Fund to Eaton Vance was equal to 0.25% (annually) of the average daily gross assets of the Portfolio attributable to the Fund.

As indicated under "How to Buy Fund Shares", the payments of compensation to Authorized Firms (as defined below) at the time Fund shares are sold and quarterly thereafter on outstanding Fund shares will be made from the assets of BMR, Eaton Vance and the Principal Underwriter, which may include amounts received by BMR under its Advisory Agreement with the Portfolio, by Eaton Vance under its Administration Agreement with the Fund and by the Principal Underwriter as early withdrawal charges on the repurchase of shares held for less than one year.

The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement, by Eaton Vance under the Administration Agreement or by the Principal Underwriter under its Distribution Agreement. See "Investment Advisory and Other Services" in the Statement of Additional Information.


SERVICE PLAN
------------------------------------------------------------------------------
In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Fund have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. The Principal Underwriter will retain the service fee in the first year (as reimbursement for an initial service fee payment of .15% to Authorized Firms at the time of sale) and each quarter thereafter only with respect to shares that are tendered. However, the Plan authorizes the Trustees of the Fund to increase payments without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. During the fiscal year ended December 31, 1996, the Fund paid or accrued service fees under the Plan equivalent to 0.15% (annualized) of the Fund's average daily net assets for such year. The Plan is further described in the Statement of Additional Information.


VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Fund. IBT Fund Services (Canada) Inc. is a subsidiary of Investors Bank & Trust Company ("IBT"), the Fund's and the Portfolio's custodian. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by determining the value of the Portfolio's total assets (the loans and securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon). For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


Because Loan Interests are not actively traded in a public market, BMR, following procedures established by the Portfolio's Trustees, will value the Loan Interests held by the Portfolio at fair value. In valuing a Loan Interest, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest, including price quotations (if considered reliable) for and trading in the Loan Interest and interests in similar Loans and the market environment and investor attitudes towards the Loan Interest and interests in similar Loans; (v) the reputation and financial condition of the Agent and any Intermediate Participants in the Loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest.


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
The Fund is engaged in a continuous public offering of its shares at net asset value without an initial sales charge. The Fund does not currently intend to list its shares on any national securities exchange. The Principal Underwriter will make payments from its own assets to certain Authorized Firms who have sales agreements with the Principal Underwriter. In addition, an early withdrawal charge, which is paid to the Principal Underwriter, will be imposed on most shares held for less than one year which are accepted for repurchase pursuant to a tender offer, as set forth under "Early Withdrawal".


From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax sheltered retirement plans which own shares to purchase additional shares of the Fund.


HOW TO BUY SHARES FOR CASH. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective, which, as of April 21, 1997 was $9.97. Pursuant to its Distribution Agreement with the Principal Underwriter, the Fund has authorized the Principal Underwriter to distribute its shares on a "best efforts" basis through Authorized Firms. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.


The Principal Underwriter compensates the Authorized Firms at the rate of 1.0% of the dollar amount of the shares being purchased, consisting of .85% of sales commission and .15% of service fee (for the first year's services).

If the shares remain outstanding for at least one year, the Principal Underwriter will compensate the Authorized Firms at an annual rate, paid monthly, equal to .60% of the value of Fund shares sold by such Authorized Firms and remaining outstanding. Compensation paid to Authorized Firms at the time of purchase and the monthly payments mentioned above do not represent an additional expense to shareholders since such payments will be made from BMR's, the Principal Underwriter's and Eaton Vance's own assets, which may include amounts received by the Principal Underwriter as early withdrawal charges, amounts received by BMR under its Advisory Agreement with the Portfolio and amounts received by Eaton Vance under its Administration Agreement with the Fund. For the fiscal year ended December 31, 1996, the Principal Underwriter made compensation payments to Authorized Firms in the aggregate amount of approximately $9,200,726. The compensation paid to Authorized Firms and the Principal Underwriter, including the compensation paid at the time of purchase, the monthly payments mentioned above, any additional incentives mentioned below, and the early withdrawal charge, if any, will not in the aggregate exceed any applicable limit, unless the approval of the National Association of Securities Dealers, Inc. ("NASD") has been received.

The Principal Underwriter may also, from time to time, at its own expense, provide additional cash incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. Upon NASD approval, the Principal Underwriter may provide non-cash incentives to Authorized Firms.

An initial investment in the Fund must be at least $5,000 ($2,000 in the case of Individual Retirement Accounts). Once an account has been established, the investor may send investments of $500 or more at any time directly to the Fund's Transfer Agent as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. See "Eaton Vance Shareholder Services".

The Fund may suspend the offering of shares at any time and may refuse any order for the purchase of shares.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through the Principal Underwriter or an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from the Principal Underwriter or Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic Senior Floating-Rate Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic Senior Floating-Rate Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


USE OF PROCEEDS. As of the date of this Prospectus, the net proceeds from the sale of the Fund's shares currently outstanding were approximately $1.6 billion, all of which was invested in the Portfolio. The Portfolio invests its assets in Loan Interests. The Fund may suspend sales of its shares to allow the Portfolio to more fully invest in Loan Interests. Proceeds from the continuous offering of Fund shares will be used to increase the Fund's interest in the Portfolio. The investment in interests in Loans and Unsecured Loans of any additional net proceeds that the Portfolio receives from the Fund may take one to three months, up to a maximum of six months, from the date the Portfolio receives such proceeds. Pending such investment, the proceeds will be held by the Portfolio in cash or invested in investment grade short-term debt obligations.


TENDER OFFERS TO PURCHASE SHARES
------------------------------------------------------------------------------
It is presently contemplated by the Board of Trustees, recognizing the likelihood that a secondary market for the Fund's shares will not exist, that the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make tender offers at net asset value for the purchase of all or a portion of its shares. The price will be established at the close of business on the last day the tender offer is open. The Fund's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Fund's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. The Fund's assets consist primarily of its interest in the Portfolio. Therefore, in order to finance the repurchase of Fund shares pursuant to such tender offers, the Fund will find it necessary to liquidate all or a portion of its interest in the Portfolio. Because interests in the Portfolio may not be transferred, the Fund may withdraw a portion of its interest only pursuant to tender offers of the Portfolio. The Fund will not conduct a tender offer for Fund shares unless the Portfolio simultaneously conducts a tender offer for Portfolio interests. The Portfolio's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. The Fund cannot make a tender offer larger than the Portfolio's. The Portfolio will make tender offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Portfolio's offers. Subject to the Portfolio's investment restriction with respect to borrowings, the Portfolio may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offers.

The Fund expects that there will ordinarily be no secondary market for the Fund's shares and that periodic tender offers will be the only source of liquidity for Fund shareholders. Moreover, the Principal Underwriter is prohibited under applicable law from making a market in Fund shares while the Fund is making either a public offering of or a tender offer to purchase shares. Similarly, the Principal Underwriter prohibits dealers that have signed sales agreements to sell Fund shares from making a market in such shares. Nevertheless, if a secondary market develops for shares of the Fund, the market price of the shares may vary from net asset value from time to time. The market price may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and investment performance of the shares of the Fund. Should there be a secondary market for Fund shares, it is expected that shares of the Fund will not trade at a premium because the Fund intends to engage in a continuous offering of its shares at net asset value. A tender offer for shares of the Fund at net asset value, as contemplated and described above, is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there are no assurances that tender offers would result in the Fund's shares trading at a price which is equal to or approximates their net asset value.

Although the Trustees believe that tender offers generally would be beneficial to the Fund's shareholders, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Portfolio borrows to finance the making of tender offers for the Portfolio's interests, interest on such borrowing will reduce the Fund's net investment income.

There are circumstances under which the purchase of shares in a tender offer, even if approved by the Board and made to shareholders, may not be effected by the Fund. These circumstances would arise if, in the judgment of the Trustees,
(i) the Fund would not be able to liquidate the requisite portion of its interest in the Portfolio and/or such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of the non-tendering Fund shareholders; (ii) the Fund's income would be taxed at the Fund level in addition to the taxation of shareholders who receive dividends and distributions from the Fund (see "Distributions and Taxes") as a result of the Fund being deemed a taxable entity occasioned by the impairment of the Fund's status as a regulated investment company under the Code; or (iii) there exists (a) a limitation imposed by federal or state authorities on the extension of credit by lenders which affects the Fund, the Borrowers of Loans in which the Portfolio holds Loan Interests or the Intermediate Participants, (b) a banking moratorium declared by federal or state authorities or any suspension of payments by banks in the United States, (c) a legal action or proceeding instituted or threatened which materially adversely affects the Fund, (d) a legal action or proceeding instituted or threatened which challenges such purchase, (e) an international or national calamity, such as commencement of war or armed hostilities, which directly or indirectly involves the United States, or (f) an event or condition not listed herein which would materially adversely affect the Fund if the tendered shares are purchased.


The Fund has obtained an exemption from the Commission relating to tender offers which includes representations by the Fund that no secondary market for Fund shares is expected to exist. This exemption is conditioned on the absence of a secondary market. In the event that circumstances arise under which the Fund does not conduct periodic tender offers, the Board would consider alternative means of providing liquidity for shareholders. Such action would include an evaluation of any secondary market that then existed and a determination as to whether such market provided liquidity for shareholders. If the Board determines that such market, if any, fails to provide liquidity for Fund shareholders, the Board expects that it will consider all then available alternatives, such as listing Fund shares on a major domestic stock exchange or on the NASDAQ National Market System. The Board may also consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board expects it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for Fund shareholders in light of the facts and circumstances existing at such time.


If the Portfolio must liquidate portfolio securities in order to meet its tender obligations, the Portfolio, and therefore the Fund, may realize gains and losses. Such gains may be realized on securities held for less than three months. Because less than 30% of the Fund's annual gross income must be derived from the sale or disposition of securities held less than three months (in order to retain the Fund's tax status as a regulated investment company), such gains could reduce the ability of the Portfolio to sell other securities held for less than three months that the Portfolio may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Portfolio's yield.


Each tender offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Distributions and Taxes". The Fund will pay all costs and expenses associated with the making of any such tender offers by the Fund. An early withdrawal charge will be imposed on most shares accepted for tender which have been held for less than one year. See "Early Withdrawal".


EARLY WITHDRAWAL
------------------------------------------------------------------------------
An early withdrawal charge to recover distribution expenses will be charged in connection with most shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on those shares accepted for tender the amount of which exceeds the aggregate value at the time the tender is accepted of (a) all shares in the account purchased more than one year prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the one year preceding the acceptance) over the purchase price of such shares. The early withdrawal charge will be paid to the Principal Underwriter. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares. The early withdrawal charge will be equal to 1% of the value of shares accepted for repurchase pursuant to a tender offer. No early withdrawal charge will be imposed on Fund shares sold to Eaton Vance, or its affiliates, or to their respective employees or clients. The early withdrawal charge will also be waived for shares repurchased as part of a required distribution from a tax-sheltered retirement plan, provided that the aggregate amount of such repurchase does not exceed 12% of the account balance. During the fiscal year ended December 31, 1996, the Principal Underwriter received $646,100 in early withdrawal charges.

EXCHANGES: The Fund makes available to tendering shareholders the privilege of exchanging Fund shares at net asset value for shares of one or more open-end investment companies in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are subject to a contingent deferred sales charge. Any such exchange will be made on the basis of the net asset value per share of each fund at the time of exchange. Exchange offers are available only in states where shares of the fund acquired may legally be sold. No early withdrawal charge will be imposed on shareholders choosing to exchange their Fund shares for shares of any such fund; however, the exchanging shareholder will be subject to a charge in the event of a redemption of the shares acquired in the exchange. Shares of certain other funds advised or administered by Eaton Vance may be exchanged for shares of the Fund at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund. For the purposes of calculating the early withdrawal or contingent deferred sales charge applicable to shares acquired in an exchange, the schedule of charges applicable to the shares at the time of purchase will apply and, the purchase of shares is deemed to have occurred at the time of the original purchase of the exchanged shares.

The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty
(60) days' notice prior to any termination or material amendment of the exchange privilege. An exchange may result in a taxable gain or loss.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. Shares are held in non-certificated form by the Fund's Transfer Agent for the account of the shareholder. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).


THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.


Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.


Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If the Income Option or Cash Option has been selected, all dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, checks of $500 or more payable to the order of EV Classic Senior Floating-Rate Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Once the $5,000 minimum investment has been made, cash investments of $500 or more may be made automatically each month or quarter from the shareholder's bank account.

REINVESTMENT PRIVILEGE: A shareholder whose shares have been repurchased pursuant to a tender offer may reinvest, with credit for any early withdrawal charge paid on the value of the repurchased shares, any portion or all of his or her tender proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such repurchase. For purposes of determining any early withdrawal charge upon acceptance of a subsequent tender offer, the shareholder's prior period of ownership will be included in this calculation. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). The amount of any early withdrawal charge related to the prior purchase will be credited to the shareholder's account and also reinvested at the then current net asset value. A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such prior sale in the tender offer, but to the extent that the shareholder realizes a loss upon a repurchase of shares by the Fund and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are purchased through reinvestment of dividends or otherwise) within the period beginning 30 days before and ending 30 days after the date of the repurchase by the Fund, some or all of the loss generally will be disallowed under the "wash sale" rules of federal income tax law, depending upon the relationship between the number of shares repurchased and the number of shares sold by the Fund.


TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS
Distributions will be declared daily and paid monthly. Realized net capital gains (the Fund's realized net capital gains generally consist of the realized net capital gains from the sale of portfolio assets allocated to the Fund by the Portfolio), if any, will be distributed at least annually. Substantially all of the investment income allocated to the Fund by the Portfolio, less its expenses, will be declared daily as a distribution to shareholders of record at the time of declaration. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent, even if orders to purchase shares had been placed with Authorized Firms. Such distributions, whether received in cash or reinvested in additional shares, will ordinarily be paid at the end of each month. Realized capital gains, if any, will usually be distributed in December after offset by any capital loss carryovers. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.


TAXES
In order to qualify as a regulated investment company under the Code, the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes. Further, under current law, provided that the Fund qualifies as a regulated investment company for federal tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record on a date in such a month will be taxable to shareholders as if received on December 31.

Distributions of ordinary income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions will be taxed as described above, whether received in shares or in cash. It is not expected that any portion of such distributions will be eligible for the corporate dividends-received deduction. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund held by a shareholder as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Different tax consequences may apply for tendering and nontendering shareholders in connection with a tender offer, and these consequences will be disclosed in the related offering documents. For example, it is possible that tenders not treated as an exchange for federal income tax purposes might result in different tax characterizations of the distributions to tendering shareholders and in deemed distributions to non-tendering shareholders. Shareholders may wish to consult their tax advisers prior to tendering.


Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from repurchase or exchange of Fund shares, and federal income tax (if any) withheld by the Transfer Agent.

Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes with respect to an investment in the Fund.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
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                                                                          PAGE
General Information and History ......................................     2
Additional Information about Investment Policies .....................     2
Investment Restrictions ..............................................     4
Trustees and Officers ................................................     5
Control Persons and Principal Holders of Shares ......................     7
Investment Advisory and Other Services ...............................     8
Determination of Net Asset Value .....................................     9
Portfolio Trading ....................................................    10
Taxes ................................................................    11
Service Plan .........................................................    12
Custodian ............................................................    13
Transfer and Dividend Paying Agent and Registrar .....................    13
Performance Information ..............................................    13
Other Information ....................................................    16
Auditors .............................................................    17
Financial Statements .................................................    17
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

[LOGO]
EATON VANCE
=================
     Mutual Funds

EV CLASSIC SENIOR
FLOATING-RATE FUND
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PROSPECTUS


FEBRUARY 21, 1997
AS REVISED MAY 1, 1997




EV CLASSIC SENIOR
FLOATING-RATE FUND
24 FEDERAL STREET
BOSTON, MA 02110

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INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC SENIOR FLOATING-RATE FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                      C-SFRP

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 21, 1997
                                                        as revised May 1, 1997

                     EV CLASSIC SENIOR FLOATING-RATE FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


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TABLE OF CONTENTS


                                                                          Page
General Information and History ......................................     2
Additional Information about Investment Policies .....................     2
Investment Restrictions ..............................................     4
Trustees and Officers ................................................     5
Control Persons and Principal Holders of Shares ......................     7
Investment Advisory and Other Services ...............................     8
Determination of Net Asset Value .....................................     9
Portfolio Trading ....................................................    10
Taxes ................................................................    11
Service Plan .........................................................    12
Custodian ............................................................    13
Transfer and Dividend Paying Agent and Registrar .....................    13
Performance Information ..............................................    13
Other Information ....................................................    16
Auditors .............................................................    17
Financial Statements .................................................    17

------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV CLASSIC SENIOR FLOATING-RATE FUND (THE "FUND") DATED FEBRUARY 21, 1997 AS REVISED MAY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S PRINCIPAL UNDERWRITER, EATON VANCE DISTRIBUTORS, INC. (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                       GENERAL INFORMATION AND HISTORY
    EV Classic Senior Floating-Rate Fund (the "Fund") is a closed-end, non-diversified management investment company which continuously offers its shares of beneficial interest to the public. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 5, 1993, as amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was originally called Eaton Vance Senior Short-Term Trust and changed its name to EV Classic Senior Floating-Rate Fund on December 7, 1994. The Fund's principal office is located at 24 Federal Street, Boston, Massachusetts 02110.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans. The Fund currently seeks to achieve its investment objective by investing its assets in Senior Debt Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Fund is subject to the same investment policies as those of the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.

Lending Fees. In the process of buying, selling and holding Loan Interests the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Loan Interest it may receive a facility fee and when it sells a Loan Interest it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Loan. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Loan Interest in the form of a participation interest, the agreement between the buyer and seller may limit the rights of the holder of the Loan Interest to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of a Loan Interest will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.


    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.


Prepayments. The Loans in which the Portfolio acquires Loan Interests will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as defined above. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Loan Interest with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Loan Interests in floating rate Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.


Interest Rate Swaps. The Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Loan Interest with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Loan Interest because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Loan Interest due to rising interest rates, but would also limit its ability to benefit from falling interest rates.


    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Loan Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.


Credit Risks. Pursuant to the closing of a recapitalization effective May 31, 1995, the Portfolio had Loan Interests in London Fog Industries, Inc. which had carrying values below par, although the Company had not defaulted on these loans.


    In the last decade, the federal agencies that regulate banking institutions subjected certain loans made in connection with highly leveraged transactions to increased scrutiny during bank examinations. Such regulatory action resulted in certain banks disposing of Loan Interests at low prices. If such regulatory action became likely again, banks might decide to reduce the amount of Loans to highly leveraged Borrowers, which might reduce the availability of Loans suitable for the Portfolio's ownership. As of the date of this Statement of Additional Information, such Loan Interests constituted substantially all of the Portfolio's Loan Interests.

                           INVESTMENT RESTRICTIONS
    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. As a matter of fundamental policy the Fund may not:

    (1) Borrow money, except as permitted by the Investment Company Act of 1940;

    (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loan Interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

    (5) Make loans to other persons, except by (a) the acquisition of Loan Interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6) Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

    (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

    For the purpose of investment restrictions (1), (2) and (3) above and nonfundamental investment policy (a) below, the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to transactions in all types of options and futures contract transactions shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, (iii) the purchase of a security on margin, or (iv) a short sale or position. The Fund has no present intention of engaging in options or futures transactions.

    Although permitted pursuant to investment restriction (2), the Fund has no present intention of issuing preferred shares.

    For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the Loan Interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Loan Interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. In addition, with respect to restriction (6) above, the Fund will construe the phrase "more than 25%" to be "25% or more".

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policy which may be changed with respect to the Fund by the Trustees of the Fund without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    In addition, neither the Fund nor the Portfolio currently intends to invest more than 10% of its total assets in Loans of any single Borrower.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 80% of total assets in interests in Loans. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.


                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the investment adviser, BMR, a wholly-owned subsidiary of Eaton Vance; of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Fund or the Portfolio as defined in the 1940 Act by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                    TRUSTEES OF THE FUND AND THE PORTFOLIO
JAMES B. HAWKES (55), President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


M. DOZIER GARDNER (63), Vice President and Trustee*
Vice Chairman of BMR, Eaton Vance and EV, and Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University, Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University, Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director -- United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Formerly Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                    OFFICERS OF THE FUND AND THE PORTFOLIO
WILLIAM CHISHOLM (36), Vice President of the Portfolio
Senior Trust Officer of IBT Trust Company (Cayman), Ltd. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Chisholm was elected Vice President of the Portfolio on June 19, 1995.

Address: IBT Trust Company (Cayman) Ltd., The Bank of Nova Scotia Building,
  P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies

MICHEL NORMANDEAU (45), Vice President of the Portfolio
Assistant Manager -- Trust Services, IBT Trust Company (Cayman), Ltd. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Normandeau was elected Vice President of the Portfolio on June 19, 1995.
Address: IBT Trust Company (Cayman) Ltd., The Bank of Nova Scotia Building,
  P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies

RAYMOND O'NEILL (35), Vice President of the Portfolio
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR.
Address: Earlsfort Terrace, Dublin 2, Ireland

SCOTT H. PAGE (37), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV since 1992 and an employee of Eaton
  Vance since 1989. Mr. Page was elected Vice President of the Portfolio on October 18, 1996.

PAYSON F. SWAFFIELD (40), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV since 1992 and an employee of Eaton
  Vance since 1990. Mr. Swaffield was elected Vice President of the Portfolio on October 18, 1996.

JAMES L. O'CONNOR (52), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Fund on March 27, 1995 and of the Portfolio on June 19, 1995.


ERIC G. WOODBURY (39), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Fund and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.


    The Nominating Committee of the Board of Trustees of the Fund and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Fund and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund and of the Portfolio.

    The fees and expenses of the noninterested Trustees of the Fund and of the Portfolio are paid by the Fund and the Portfolio, respectively. (The Trustees of the Fund and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio). During the fiscal year ended December 31, 1996, the noninterested Trustees of the Fund and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex (1):


                            AGGREGATE       AGGREGATE      TOTAL COMPENSATION
                          COMPENSATION    COMPENSATION      FROM FUND AND
NAME                        FROM FUND     FROM PORTFOLIO      FUND COMPLEX
----                      --------------  --------------  --------------------
Donald R. Dwight .......       $696           $5,876(2)         $145,000(5)
Samuel L. Hayes, III ...        628            5,680(3)          157,500(6)
Norton H. Reamer .......        620            5,547             145,000
John L. Thorndike ......        641            5,797(4)          150,000(7)
Jack L. Treynor ........        686            5,997             150,000
----------
(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) Includes $2,428 of deferred compensation.
(3) Includes $963 of deferred compensation.
(4) Includes $1,447 of deferred compensation.
(5) Includes $45,000 of deferred compensation.
(6) Includes $20,429 of deferred compensation.
(7) Includes $28,125 of deferred compensation.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.

    Each interested Trustee and officer holds comparable positions with certain affiliates of BMR or with certain other funds of which BMR or Eaton Vance is the investment adviser or distributor.

    Messrs. Chisholm, Normandeau and O'Neill are not U.S. residents. It may be difficult to effect service of process within the U.S. or to realize judgments of U.S. courts upon them. It is uncertain whether courts in other countries would entertain original actions against them.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES As of March 31, 1997, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                    INVESTMENT ADVISORY AND OTHER SERVICES Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For the period from the start of business, February 22, 1995, to the fiscal year ended December 31, 1995, the Portfolio paid BMR advisory fees aggregating $8,544,646, which was equal to 0.94% (annualized) of the Portfolio's average daily gross assets for such period. For the fiscal year ended December 31, 1996, the Portfolio paid BMR advisory fees aggregating $21,643,760 which was equal to 0.91% of the Portfolio's average daily gross assets. As at December 31, 1996, the gross assets of the Portfolio were $3,010,074,456. BMR's fee waiver described in the Prospectus is indefinite, but could be removed or changed upon agreement of BMR and the Portfolio's Board of Trustees at any time.

    The Fund has engaged Eaton Vance to act as its administrator under an Administration Agreement. For a description of the compensation the Fund pays Eaton Vance under its Administration Agreement, see the Fund's current Prospectus. For the fiscal year ended December 31, 1996, the Fund paid Eaton Vance an administration fee of $2,348,205, which was equal to 0.25% of the Fund's average daily gross assets. For the period from the start of business, February 24, 1995, to the fiscal year ended December 31, 1995, the Fund paid Eaton Vance an administration fee of $433,285, which was equal to 0.25% (annualized) of the average daily gross assets of the Portfolio attributable to the Fund for such period.

    IBT Trust Company (Cayman), Ltd. maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders.


    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement with the Portfolio, by Eaton Vance under the Administration Agreement with the Fund or by the Principal Underwriter under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; expenses of conducting tender offers for the purpose of repurchasing Portfolio interests or Fund shares; and investment advisory and administration fees. The Portfolio and the Fund will also each bear expenses incurred in connection with any litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

    The Advisory Agreement and Administration Agreement will remain in effect until February 28, 1998. The Portfolio's Advisory Agreement may be continued from year to year thereafter so long as such continuance after February 28, 1998 is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio. The Fund's Administration Agreement may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or the Portfolio, as the case may be, BMR or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund or interests of the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such agreements on the part of Eaton Vance or BMR, as applicable, Eaton Vance or BMR will not be liable to the Fund or the Portfolio, as applicable, for any loss incurred, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EV and EVC. As of April 30, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis are officers or Trustees of the Fund and/or the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Murphy, O'Connor, Page, Swaffield and Woodbury and Ms. Sanders are officers of the Fund and/or the Portfolio and are members of the BMR, Eaton Vance and EV organizations.


    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                       DETERMINATION OF NET ASSET VALUE
    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals (which would be made pursuant to Portfolio tender offers) for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and
(ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


    Non-Loan Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

    Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Portfolio at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Portfolio.

                              PORTFOLIO TRADING
    Specific decisions to purchase or sell securities for the Portfolio are made by employees of BMR who are appointed and supervised by its senior officers. Such employees may serve other clients of BMR in a similar capacity. Changes in the Portfolio's investments are reviewed by the Board.

    The Portfolio will acquire Loan Interests from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Loan Interests may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Loan Interests which they have sold, they may act as principal or on an agency basis in connection with the Portfolio's disposition of Loan Interests.

    Other fixed-income obligations which may be purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR. The Portfolio will not purchase securities from its affiliates in principal transactions. The Portfolio paid no brokerage commissions during the fiscal year ended December 31, 1996 and for the period from the start of business, February 22, 1995, to the fiscal year ended December 31, 1995.

    The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Portfolio's turnover rate for the fiscal years ended December 31, 1995 and 1996 were 39% and 75%, respectively.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                    TAXES
    The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its taxable year ended December 31, 1996 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make monies available for withdrawal at appropriate times (provided that any Portfolio tender offers are consistent with any Fund tender offers) and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise taxes on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to qualify as a RIC for any taxable year, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and certain other related income; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held less than three months; and (iii) diversify its investments so that at the close of each quarter of its taxable year (x) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the voting securities of such issuer, and (y) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, Loan Interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received by the Portfolio, such as commitment fees, may not be treated as qualifying income under the 90% requirement described above.

    The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received by the Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio will limit its activity in this regard in order to enable the Fund to maintain its qualification as a RIC.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year or, by election, December 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

    Any loss realized upon a taxable disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated by shareholders as long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased within 30 days before or after such disposition.

    Certain investments of the Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. The Portfolio may have to dispose of investments that it would otherwise have continued to hold in order to provide cash to enable the Fund to satisfy its distribution requirements with respect to such income.

    Distributions by the Fund may result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of the purchase price. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution, and such investors will then receive a distribution representing a return of a portion of their investment which will nevertheless be taxable to them.


    Amounts payable by the Fund to individuals and certain other non-corporate shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and other distributions (including the proceeds received upon acceptance of any tender offer) at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.


    Nonresident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on distributions from ordinary income and the excess of net short-term capital gain over net long-term capital loss unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of net long-term capital gain over net short-term capital loss received by such shareholders and any amount treated as gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that nonresident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The Portfolio may be subject to foreign withholding taxes with respect to income on certain loans to foreign Borrowers. As not more than 50% of the value of the Fund's total assets taking into account its allocable share of the Portfolio's total assets at the close of any taxable year of the Fund will consist of loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, foreign taxes paid by the Portfolio and allocated to the Fund. However, the Fund may deduct such taxes in calculating its distributable income earned by the Portfolio and allocated to the Fund. These taxes may be reduced or eliminated under the terms of an applicable U.S.
income tax treaty.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                                 SERVICE PLAN
    In addition to the fees and expenses described herein under "Investment Advisory and Other Services," the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. The Plan has been approved by the Independent Trustees of the Fund, who have no direct or indirect financial interest in the Plan, and by all of the Trustees of the Fund.


    The Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter and Authorized Firms and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .15% of the Fund's average daily net assets for each fiscal year. During the fiscal year ended December 31, 1996, the Fund made service fee payments under the Plan aggregating $1,986,667 of which $1,455,594 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


    The Plan remains in effect through and including April 28, 1998, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Plan may be terminated any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan, the President or a Vice President of the Fund shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

    So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                                  CUSTODIAN
    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the general ledgers of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In its capacity as custodian, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees based on a percentage of Fund and Portfolio assets which are competitive within the industry. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding parent company of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the 1940 Act.


               TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR First Data Investor Services Group serves with respect to the shares as transfer and dividend paying agent and as registrar. The principal business address of First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120.

                           PERFORMANCE INFORMATION
    The Fund's current yield for the one-month period ended December 31, 1996 was 6.60%. The Fund's effective yield for the one-month period ended December 31, 1996 was 6.81%. Yields will fluctuate from time to time and are not necessarily representative of future results.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 4, 1989 through December 31, 1996 and for the one- and five-year periods ended December 31, 1996. The total return for the period prior to the Fund's commencement of operations, February 24, 1995, reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. Total return for this time period has not been adjusted to reflect the Fund's service fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                           VALUE OF
    INVESTMENT   INVESTMENT  AMOUNT OF     INVESTMENT        TOTAL RETURN
      PERIOD        DATE     INVESTMENT   ON 12/31/96   CUMULATIVE    ANNUALIZED
  ------------------------------------------------------------------------------
  Life of the
  Fund               8/4/89     $1,000      $1,662.28      66.23%        7.10%
  5 Years Ended
  12/31/96         12/31/91     $1,000      $1,358.74      35.87%        6.32%
  1 Year Ended
  12/31/96         12/31/95     $1,000      $1,066.72       6.67%        6.67%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    The calculation of total return, current yield and effective yield does not reflect the imposition of any early withdrawal charges or the amount of any shareholder income tax liability. Total return prior to the Fund's commencement of operations reflects the Portfolio's total return (or that of its predecessor) and has not been adjusted to reflect the Fund's service fees and certain other expenses. If such adjustments were made, performance would have been lower. Information about the performance of the Fund or other investments should not be considered a representation of future performance the Fund may earn or what an investor's yield or total return may be in the future.

Total Return Performance...

A $100,000 investment in EV Classic Senior Floating-Rate Fund at the Portfolio's inception, Aug. 4, 1989, would have grown to $166,222 on December 31, 1996.

                   prime rate
                   reserves

                   start                          $100000
                   8/89                            100614
                   9/89                            100614
                  10/89                            102039
                  11/89                            102786
                  12/89                            103586
                   1/90                            104406
                   2/90                            105158
                   3/90                            105997
                   4/90                            106823
                   5/90                            107691
                   6/90                            108541
                   7/90                            109425
                   8/90                            110317
                   9/90                            111185
                  10/90                            112088
                  11/90                            112858
                  12/90                            113528
                   1/91                            114292
                   2/91                            115029
                   3/91                            115852
                   4/91                            116631
                   5/91                            117396
                   6/91                            118114
                   7/91                            118851
                   8/91                            119593
                   9/91                            120293
                  10/91                            120997
                  11/91                            121663
                  12/91                            122335
                   1/92                            122823
                   2/92                            123378
                   3/92                            123973
                   4/92                            124553
                   5/92                            125134
                   6/92                            125758
                   7/92                            126319
                   8/92                            127001
                   9/92                            127899
                  10/92                            128305
                  11/92                            129077
                  12/92                            129897
                   1/93                            130463
                   2/93                            130560
                   3/93                            130840
                   4/93                            131761
                   5/93                            132572
                   6/93                            133262
                   7/93                            133693
                   8/93                            134532
                   9/93                            135234
                  10/93                            135580
                  11/93                            136178
                  12/93                            136834
                   1/94                            137407
                   2/94                            137943
                   3/94                            138124
                   4/94                            138568
                   5/94                            139227
                   6/94                            140025
                   7/94                            140719
                   8/94                            140897
                   9/94                            141645
                  10/94                            142631
                  11/94                            143481
                  12/94                            145146
                   1/95                            146135
                   2/95                            146427
                   3/95                            147588
                   4/95                            148359
                   5/95                            149314
                   6/95                            150244
                   7/95                            151194
                   8/95                            152119
                   9/95                            153020
                  10/95                            153985
                  11/95                            154889
                  12/95                            155828
                   1/96                            156758
                   2/96                            157586
                   3/96                            158319
                   4/96                            159030
                   5/96                            159939
                   6/96                            160801
                   7/96                            161713
                   8/96                            162612
                   9/96                            163480
                  10/96                            164408
                  11/96                            165463
                  12/96                            166222

The chart reflects total return (change in net asset value with all distributions reinvested) in a hypothetical investment of $100,000 at 8/4/89. Total return prior to the Fund's commencement of operations reflects the Portfolio's total return (or that of its predecessor). Such performance has not been adjusted to reflect the Fund's distribution fees and/or service fees and certain other expenses. If such adjustments were made, the performance would have been lower. Results do not include the Fund's early withdrawal charge. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sources: Eaton Vance Management, The Wall Street Journal.

    Comparative information about the Fund's yield and total return, about the Prime Rate and LIBOR, and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are ordinarily insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are ordinarily subject to less price fluctuation than the Fund's shares.

    From time to time, advertisements and other material furnished to present and prospective shareholders may include information on the history of the Fund's net asset value per share. From inception through December 31, 1996, the high was $10.00 (on August 30 through October 26, 1993 and February 1 through April 3, 1995) and the low was $9.91 (from February 3 through August 26, 1992). Such materials may include illustrations such as the following chart:

Principal performance......
Month-end share value history

             month end                            nav

             start                                9.96
             aug 89                               9.96
             sep                                  9.96
             oct                                  9.96
             nov                                  9.96
             dec 89                               9.96
             jan                                  9.96
             feb                                  9.96
             mar                                  9.96
             apr                                  9.96
             may                                  9.96
             jun                                  9.96
             jul                                  9.96
             aug                                  9.96
             sep                                  9.96
             oct                                  9.96
             nov                                  9.95
             dec 90                               9.94
             jan                                  9.92
             feb                                  9.92
             mar                                  9.92
             apr                                  9.92
             may                                  9.92
             jun                                  9.92
             jul                                  9.92
             aug                                  9.92
             sep                                  9.92
             oct                                  9.92
             nov                                  9.92
             dec 91                               9.92
             jan                                  9.92
             feb                                  9.91
             mar                                  9.91
             apr                                  9.91
             may                                  9.91
             jun                                  9.91
             jul                                  9.91
             aug                                  9.91
             sep                                  9.93
             oct                                  9.96
             nov                                  9.96
             dec 92                               9.97
             jan                                  9.98
             feb                                  9.96
             mar                                  9.95
             apr                                  9.96
             may                                  9.97
             jun                                  9.99
             jul                                  9.98
             aug                                  9.98
             sep                                 10.00
             oct                                 10.00
             nov                                  9.99
             dec 93                               9.99
             jan                                  9.98
             feb                                  9.99
             mar                                  9.97
             apr                                  9.96
             may                                  9.95
             jun                                  9.95
             jul                                  9.95
             aug                                  9.93
             sep                                  9.93
             oct                                  9.92
             nov                                  9.93
             dec 94                               9.95
             jan                                  9.98
             feb                                 10.00
             mar                                 10.00
             apr                                  9.99
             may                                  9.99
             jun                                  9.99
             jul                                  9.99
             aug                                  9.99
             sep                                  9.99
             oct                                  9.99
             nov                                  9.99
             dec 95                               9.99
             jan                                  9.99
             feb                                  9.99
             mar                                  9.98
             apr                                  9.97
             may                                  9.97
             jun                                  9.97
             jul                                  9.97
             aug                                  9.97
             sep                                  9.97
             oct                                  9.97
             nov                                  9.98
             dec 96                               9.97

Low $9.91
High $10.00

Chart shows the Fund's month-end net asset value per share for the Fund from the Portfolio's inception (8/4/89) to 12/31/96. Net asset values prior to the Fund's commencement of operations reflect the Portfolio's share values (or that of its predecessor). Past performance is not indicative of future results.

    Advertisements and communications about the Fund may include a comparison of loan interests and other corporate debt instruments. These may describe the credit agreements used in connection with loan interests. Moreover, the markets for loan interests may be described. The comparison may also be made to relevant indices.

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    BMR was one of the first investment management firms to manage a portfolio of loan interests. BMR has former commercial bank lending officers and investment bank corporate finance officers dedicated to this investment discipline. The services of leading law and accounting firms are used in the research, analysis and management process.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                              OTHER INFORMATION
    The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust, as amended, contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is extremely remote.

    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As permitted by Massachusetts law, there will normally be no meetings of Fund shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees of the Fund then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.


    The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its Rules and Regulations.

                                   AUDITORS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies, are the independent accountants for the Portfolio.

                             FINANCIAL STATEMENTS
    The audited financial statements of, and the independent auditors' report for, the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the annual report accompanies this Statement of Additional Information.

[LOGO]
EATON VANCE
======================
     Mutual Funds

EV CLASSIC
SENIOR FLOATING-RATE FUND
----------------------------------------------------------------------------



STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 21, 1997
AS REVISED MAY 1, 1997




EV CLASSIC
SENIOR FLOATING-RATE FUND
24 FEDERAL STREET
BOSTON, MA 02110

----------------------------------------------------------------------------

INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC SENIOR FLOATING-RATE FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                               -----------------

                             INVESTMENT ADVISER OF
                             SENIOR DEBT PORTFOLIO
                         Boston Management and Research
                               24 Federal Street
                                Boston, MA 02110

                          ADMINISTRATOR OF EV CLASSIC
                           SENIOR FLOATING-RATE FUND
                             Eaton Vance Management
                               24 Federal Street
                                Boston, MA 02110

                             PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                               24 Federal Street
                                Boston, MA 02110
                                 (800) 225-6265

                                   CUSTODIAN
                         Investors Bank & Trust Company
                                89 South Street
                                 P.O. Box 1537
                             Boston, MA 02205-1537

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                 P.O. Box 5123
                           Westborough, MA 01581-5123

                                BANKING COUNSEL
                              Mayer, Brown & Platt
                               787 Seventh Avenue
                               New York, NY 10019

                                    AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                                Boston, MA 02110


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV CLASSIC
SENIOR FLOATING-RATE FUND
24 FEDERAL STREET
BOSTON, MA 02110                                                   C-SFRSRC-1/97

                                     [Logo]

                               [Graphic Omitted]

                                   EV Classic
                              Senior Floating-Rate
                                      Fund



                           Annual Shareholder Report

                               December 31, 1996

                             Performance Highlights

A CONSISTENT YIELD ADVANTAGE

Month after month, the Fund has produced a yield advantage over 3-month bank CDs.

                                                       Average Yield
Effective Yield                                          Advantage
  Spread Over                                           during past
   3-month                                               12 months
  CD rates                                                of 2.81%

              Class SFR yields       CD Rates         Spreads
Dec. 1995           7.38                4.14           3.24
Jan.                7.26                4.1            3.16
Feb.                6.88                4.07           2.81
Mar.                6.89                4.18           2.71
Apr.                6.92                4.16           2.76
May.                6.96                4.12           2.84
Jun.                6.78                4.06           2.72
Jul.                6.9                 4.09           2.81
Aug.                6.77                4.09           2.68
Sep.                6.71                4.11           2.6
Oct.                6.91                4.11           2.8
Nov.                6.8                 4.11           2.69
Dec. 1996           6.81                4.06           2.75

All figures are as of 12/31/96. EV Classic Senior Floating-Rate Fund figure represents effective yield (distribution for the latest 30-day period, annualized, divided by the net asset value per share at the end of the period, and then compounded over a 12-month period). The Fund is not insured nor does it offer a fixed rate of return, like bank certificates of deposit or bank money market funds, and does not attempt to maintain a constant net asset value per share, as do money market funds. Past performance is no guarantee of future results. Principal value and investment return will fluctuate with changes in market conditions. Sources: Eaton Vance Management, The Wall Street Journal.

--------------------------------------------------------------------------------

A RELATIVELY STABLE NET ASSET VALUE PER SHARE
Once again, in 1996, amid the volatility of the Treasury and corporate bond markets the Fund maintained a relatively stable share Price.

   Month-end
net asset value
  per share

                 Classic FRF
Dec. 1995           9.99
Jan.                9.99
Feb.                9.99
Mar.                9.99
Apr.                9.98
May.                9.97
Jun.                9.97
Jul.                9.97
Aug.                9.97
Sep.                9.97
Oct.                9.97
Nov.                9.98
Dec. 1996           9.97

Sources: Eaton Vance Management

                                 To Shareholders

EV Classic Senior Floating-Rate Fund paid shareholders distributions from net investment income totaling $0.666 during the year ended December 31, 1996. Based on the Fund's closing net asset value of $9.97, the Fund had an effective yield of 6.81% at December 31. The Fund's net asset value per share ended the year only $0.02 changed from its $9.99 level on December 31, 1995.

EV Classic Senior Floating-Rate Fund once again met its objective of maintaining a high level of current income with a relatively stable net asset value.

EV CLASSIC SENIOR FLOATING-RATE FUND ENJOYED A YIELD ADVANTAGE OVER OTHER SHORT-TERM, FIXED-INCOME INVESTMENTS...

The nation's economy continued a pattern of slow growth in 1996. Consistent with that pattern, inflation remained well under control, with most measures in the 3% range. As he has done consistently in recent years, Federal Reserve chairman Alan Greenspan continued to emphasize controlling inflation as the Fed's primary goal. The Federal funds rate, which was 5.50% at the beginning of the year, stood at 5.25% at year-end, marking a relatively uneventful year for short-term interest rates.

In this environment, the Fund's yield continued to represent a significant advantage over money market mutual funds, 3-month certificates of deposit, and bank money market accounts, which offered rates of 4.95%, 4.06%, and 3.47%, respectively, as of December 31, 1996. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund's principal value and return can fluctuate with market conditions.

AGAIN IN 1996, THE FUND DEMONSTRATED ITS CHARACTERISTIC RELATIVE PRICE STABILITY...

Once again, the Fund displayed very little price fluctuation during 1996. But, as portfolio managers Scott Page and Payson Swaffield point out in the pages that follow, that was not the case in some other fixed-income markets, such as the Treasury and corporate bond markets.

As always, relative stability remains one of the Fund's main objectives. In a period of uncertain economic trends and fully valued equity markets, many investors now seek the relative calm of a short-term instrument. EVClassic Senior Floating-Rate Fund will continue to pursue that relative stability while seeking to deliver highly competitive current yields.

--------------------------        Sincerely,


[Photo of James B. Hawkes]    /s/ James B. Hawkes
                                  James B. Hawkes
                                  President
--------------------------        February 20, 1997

                              --------------------

                              Management Discussion

An interview with Scott H. Page and
Payson F. Swaffield, Vice Presidents and
Co-Portfolio Managers, Senior Debt Portfolio.

---------------------------


[Photo of Payson Swaffield]


---------------------------
    PAYSON SWAFFIELD

Q: HOW WOULD YOU CHARACTERIZE THE LOAN MARKET IN 1996?

Mr. Swaffield: This was a very active year in the loan market. Loan supply remained strong, boosted by a surge in new paper. As a measure of the growth in supply, loan volume totalled $104 billion through the third quarter of 1996 alone, topping the $101 billion for all of 1995. The jump in volume was due in part to a jump in merger and acquisition activity, a rise in initial public offerings, and many restructurings aimed at increasing shareholder values. In addition, leveraged buyouts, a popular takeover option in the 1980s, returned to favor in 1996, prompting a further rise in loan volume. Finally, the number of participants in the loan market continued to grow as competition rose among commercial banks, investment banks, pension funds and mutual funds. So, all in all, it was a very busy year for this market.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?

Mr. Page: There hasn't been a significant shift in the makeup of the Portfolio.
   We remain well diversified, with 137 issues spanning a wide range of industries. The Portfolio maintained its exposure to economically-sensitive, cyclical industries - including paper, building materials, capital goods, and energy - as well as to consumer-based sectors such as food retailers, health care, and cable television.

   This broad diversification is important for several reasons. First, it provides a measure of protection against a reversal at an individual company; second, it insulates the Portfolio somewhat from a sudden shift in the direction of the overall economy; and finally, thanks to the periodic reset provisions of floating-rate loans, it improves our responsiveness to changes in interest rates.


---------------------------


  [Photo of Scott H. Page]


---------------------------
      SCOTT H. PAGE

Q: COULD WE FOCUS ON SOME OF THE PORTFOLIO'S LARGER HOLDINGS?

Mr. Swaffield: Yes. As Scott indicated, we continue to have a strong exposure to cyclical industries. Among those holdings at December 31 were Fort Howard Paper, Stone Container, and Jefferson Smurfit. New industry capacity contributed to a downturn in packaging prices in the last year. However, with declining containerboard inventories, strong export demand and signs of a stronger-than-expected U.S. economy, earnings for these companies could trend upward in 1997. Also, as a senior, secured creditor, we have a first priority stake in the collateral ahead of unsecured bond holders.

   Additionally, we owned a loan of National Gypsum Co., the second leading U.S. producer of gypsum wallboard. The wallboard industry has enjoyed a rejuvenation in recent years due to recovering housing starts, high levels of residential and commercial remodelling, and improved industry pricing discipline.

   In the consumer area, the Portfolio held a loan of Marcus Cable Operating Co. The cable industry continues to enjoy subscriber growth and increasing pricing flexibility.

--------------------------------------------------------------------------------

EV CLASSIC SENIOR FLOATING-RATE FUND
MAINTAINED A SIZABLE YIELD ADVANTAGE
OVER OTHER POPULAR SHORT-TERM INVESTMENT VEHICLES.

All figures are as of 12/31/96. EV Classic Senior Floating-Rate Fund figure represents effective yields (distribution for the latest 30-day period, annualized, divided by the net asset value per share at the end of the period, and then compounded over a 12-month period). The Fund is not insured by the FDIC, nor does it offer a fixed rate of return like bank certificates of deposit or bank money market funds, and does not attempt to maintain a constant net asset value per share, as do money market funds. Past performance is no guarantee of future results. Principal value and investment return will fluctuate with changes in market conditions.
Sources: Eaton Vance Management, The Wall Street Journal

EV Classic Senior Floating-Rate Fund ...................    6.81%
Money Markets ..........................................    4.95%
3-month CDs ............................................    4.06%
Bank noney market accounts .............................    3.47%

--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM RELATIVE TO OTHER FIXED-INCOME ALTERNATIVES?

Mr. Page: Very well. For the bond market, especially, this was a period of fairly high volatility. Yields on 30-year Treasury bonds started the year at 5.95%, and despite a January, 1996 cut in the federal funds rate, rose as high as 7.2% by July, before finishing the year around 6.64%. That's a real rollercoaster ride for bond investors, who saw their underlying bond prices rise and fall dramatically over the course of the year. In contrast, the Fund had a total return of 6.7% (not including the early redemption charge) and maintained a net asset value per share between $9.97 and $10.00. Thus, the Fund not only again achieved positive returns but maintained a relatively stable share price.

Q. YOU MENTIONED EARLIER THE GROWTH IN THE LOAN PARTICIPATION MARKET. WHAT IS DRIVING THAT GROWTH?

Mr. Swaffield: Several factors. Corporate and industrial borrowers are increasingly attracted to the loan market as an alternative to the high-yield bond market. Interestingly, a recent survey by the Loan Pricing Corp.'s Gold Sheet - a weekly monitor of the loan market - indicated that, for borrowers utilizing both the loan syndication market and high-yield bond issuance, yield spreads over benchmarks were narrower - in some cases dramatically so - for loans. That represents a very compelling argument for corporate borrowers in favor of the loan market.

--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS
                               December 31, 1996

GENERAL PORTFOLIO INFORMATION
Total net assets ..............................................   $3,010 million
Asset invested in loan interests ..............................   $2,454 million
Number of borrowers ...........................................              137
Industries represented ........................................               39

FUNDAMENTAL CHARACTERISTICS OF PORTFOLIO LOANS
Senior ........................................................             100%
Secured .......................................................              99%
Floating rate .................................................             100%
Commercial & industrial .......................................             100%

AVERAGE PORTFOLIO STATISTICS
(DOLLAR-WEIGHTED)
Collateral coverage ratio .....................................        1.5 to 1*
Days to interest-rate reset ...................................               53
Maturity ......................................................        5.5 years
Size per borrower .............................................    $17.4 million
Average size as percent of total net assets ...................             0.6%

*At time of purchase

Source: Eaton Vance Management

--------------------------------------------------------------------------------
   Another clear sign that the loan market will continue to grow is the increasing demand among institutional investors for a relatively stable, short-term investment that can produce above-average returns. Investment banks and commercial banks have been scrambling to meet their demands.

Q: IS THE GROWTH IN THE MARKET A POSITIVE DEVELOPMENT FOR THE FUND'S
   SHAREHOLDERS?

Mr. Page: Yes, it is. Typically, loan cash flows may be highly irregular due to the unpredictability of loan prepayments. The average life of a loan, after all, is just two to three years, and, at times, cash flows may rise dramatically. Ordinarily, cash has a dilutive effect upon a portfolio's returns, and therefore, it's desirable to quickly redeploy these loan prepayments.

   As an example, the Portfolio owned a loan of Thrifty Payless, a drug retailer, which was purchased in 1996 by Rite Aid for $1.4 billion. The transaction created a significant cash infusion for the Portfolio when the Thrifty Payless loan was paid ahead of schedule. However, because of growing loan supply in the market, we had little difficulty in finding attractive situations that met our investment criteria. As a result, we were able to put the cash reserves to work again.

------------------------------------------------------------

                   THE GROWING LOAN MARKET
                    WITH VOLUME WELL OVER
                    $100 BILLION IN 1996,
                      THE LOAN MARKET IS
                     INCREASINGLY POPULAR
               AMONG CORPORATE BORROWERS . . .

                     CORPORATE FINANCING
     800 COMPANIES                     12,000 COMPANIES
-------------------------          -------------------------

   COMMERCIAL PAPER                SENIOR SECURED BANK LOANS

-------------------------          -------------------------

-------------------------          -------------------------

 INVESTMENT GRADE BONDS                 HIGH YIELD BONDS

-------------------------          -------------------------

-------------------------          -------------------------

       EQUITIES                             EQUITIES

-------------------------          -------------------------

       Sources: Standard & Poor's; Loan Pricing Corp.

------------------------------------------------------------

Q: YOU INDICATED THAT THE LOAN MARKET IS DOMINATED BY INSTITUTIONAL INVESTORS.
   DOESN'T THAT MAKE EV CLASSIC SENIOR FLOATING-RATE FUND ONE OF THE FEW RETAIL FUND PARTICIPANTS?

Mr. Swaffield: Yes, and I think that's especially noteworthy. The Fund remains one of the few mutual funds offering individual investors access to a powerful hedge against inflation. Even at today's relatively low levels, inflation is a silent tax that gradually reduces investor's buying power. Unlike fixed-income investments, returns on floating-rate loans tend to increase in response to higher inflation.

   As most investors know, inflation usually leads to higher interest rates, which in turn reduce the value of financial assets. Floating rate loans are unique because, due to their periodic reset provisions, their interest rates are adjusted to reflect changes in prevailing interest rate levels. Thus, investors may actually benefit from a rise in rates while preserving more of their purchasing power.

Q: WHAT IS YOUR OUTLOOK FOR 1997?

Mr. Page: The economy registered steady but unspectacular growth in the past year, and many signs point to a similar trend in 1997. With that in mind, the Federal Reserve has indicated recently a slight bias toward higher rates. If that proves the case, the Fund's yield should, over time, reflect the rise in rates.

   If, on the other hand, the economy continues to plod along as it has for some months, the Fund's portfolio of floating-rate notes should maintain its relative stability, an attractive characteristic in an uncertain economy. Naturally, past performance is no guarantee of future results. But we are confident that the Fund should remain well-positioned to provide competitive short-term returns and a hedge against inflation.

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC SENIOR FLOATING-RATE FUND AND THE FEDERAL RESERVE 90-DAY COMMERCIAL PAPER INDEX

From February 28, 1995, through December 31, 1996

--------------------------------------------------------------------
       AVERAGE ANNUAL               1        Life           Value at
           RETURNS                 Year    of Fund*         12/31/96
--------------------------------------------------------------------
With Early Withdrawal Charge       5.7%      7.1%           $11.352
--------------------------------------------------------------------
Without Early Withdrawal Chg.      6.7%      7.1%           $11.352
--------------------------------------------------------------------
              EV CLASSIC         90-DAY
                SENIOR         COMMERCIAL
             FLOATING-RATE       PAPER
DATE             FUND            INDEX
 2/28/95       $10,000          $10,000
 3/31/95       $10,079          $10,052
 4/30/95       $10,132          $10,104
 5/31/95       $10,197          $10,156
 6/30/95       $10,261          $10,207
 7/31/95       $10,326          $10,257
 8/31/95       $10,389          $10,307
 9/30/95       $10,450          $10,358
10/31/95       $10,516          $10,409
11/30/95       $10,578          $10,459
12/31/95       $10,642          $10,509
 1/31/96       $10,706          $10,555
 2/28/96       $10,762          $10,602
 3/31/96       $10,812          $10,650
 4/30/96       $10,861          $10,698
 5/31/96       $10,923          $10,747
 6/30/96       $10,982          $10,797
 7/31/96       $11,044          $10,848
 8/31/96       $11,105          $10,898
 9/30/96       $11,165          $10,948
10/31/96       $11,228          $10,998
11/30/96       $11,300          $11,049
12/31/96       $11,352          $11,102

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 2/24/95. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
--------------------------------------------------------------------------------

FUND PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Federal Reserve 90-Day Commercial Paper Index.

THE TOTAL RETURN FIGURES
The purple line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The black line represents the performance of the Federal Reserve 90-Day Commercial Paper Index. The unmanaged Index is composed of corporate commercial paper rated A1 and P1 by Moody's and Standard & Poor's, respectively, two major ratings agencies.Commercial paper represents short-term obligations of corporate borrowers, which are usually backed by bank lines of credit. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                     EV CLASSIC SENIOR FLOATING-RATE FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1996
--------------------------------------------------------------------------------
ASSETS:

  Investment in Senior Debt Portfolio, at value (Note 1A)
    (identified cost, $1,311,749,926)                         $1,310,863,803
  Receivable for Trust shares sold                                 7,614,955
  Deferred organization expenses (Note 1D)                           188,570
  Prepaid expenses                                                   292,412
                                                              --------------
      Total assets                                            $1,318,959,740
LIABILITIES:
  Dividends payable                               $2,002,134
  Payable for Trust shares redeemed                    9,030
  Payable to affiliate -
    Trustees' fees                                       834
  Accrued expenses                                    98,799
                                                  ----------
      Total liabilities                                            2,110,797
                                                              --------------
NET ASSETS for 132,048,022 shares of beneficial
  interest outstanding                                        $1,316,848,943
                                                              ==============
SOURCES OF NET ASSETS:
  Paid-in capital                                             $1,318,160,582
  Accumulated net realized loss on investment
    transactions from Portfolio (computed on the
    basis of identified cost)                                       (588,207)
  Unrealized depreciation of investments from
    Portfolio (computed on the basis of
      identified cost)                                              (886,123)
  Accumulated undistributed net investment
    income                                                           162,691
                                                              --------------
      Total                                                   $1,316,848,943
                                                              ==============
NET ASSET VALUE PER SHARE (NOTE 6)
  ($1,316,848,943 / 132,048,022 shares of
    beneficial interest)                                           $9.97
                                                                   =====

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                For the Year Ended December December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Income allocated from Portfolio                                 $77,078,197
  Expenses allocated from Portfolio                                (9,564,566)
                                                                  -----------
        Total investment income                                   $67,513,631
  Expenses -
    Administration fee (Note 4)                      $2,348,205
    Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 4,038
    Custodian fees                                       25,314
    Service fee (Note 5)                              1,415,273
    Transfer and dividend disbursing agent fees         369,881
    Printing and postage                                146,035
    Legal and accounting services                        53,298
    Registration fees                                   316,241
    Amortization of organization expense (Note 1D)       60,013
    Miscellaneous                                       190,112
                                                     ----------
        Total expenses                                              4,928,410
                                                                  -----------
          Net investment income                                   $62,585,221
REALIZED AND UNREALIZED LOSS FROM PORTFOLIO:
  Net realized loss from Portfolio on investment
    transactions (identified cost)                   $ (588,207)
  Change in unrealized depreciation of investments     (835,519)
                                                     ----------
        Net realized and unrealized loss on
          investments                                              (1,423,726)
                                                                  -----------
          Net increase in net assets from
            operations                                            $61,161,495
                                                                  ===========

                       See notes to financial statements


FINANCIAL STATEMENTS (Continued)

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                         -----------------------------
                                                                              1996            1995*
                                                                         --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                                                $   62,585,221   $ 12,703,961
    Net realized gain (loss) on investments                                    (588,207)        66,856
    Change in unrealized depreciation from Portfolio                           (835,519)       (50,604)
                                                                         --------------   ------------
      Net increase in net assets from operations                         $   61,161,495   $ 12,720,213
                                                                         --------------   ------------
  Distributions to shareholders (Note 2) -
    From net investment income                                           $  (62,452,734)  $(12,673,757)
    From net realized gain on investment transactions                        --                (66,856)
                                                                         --------------   ------------
      Total distributions to shareholders                                $  (62,452,734)  $(12,740,613)
                                                                         --------------   ------------
Transactions in shares of beneficial interest (Note 3) -
    Proceeds from sale of shares                                         $  923,005,210   $501,932,098
    Net asset value of shares issued to shareholders in payment of
      distributions declared                                                 39,529,106      9,236,474
    Cost of shares reacquired in tender offers                             (145,424,754)   (10,217,552)
                                                                         --------------   ------------
      Net increase in net assets from Trust share transactions           $  817,109,562   $500,951,020
                                                                         --------------   ------------
        Net increase in net assets                                       $  815,818,323   $500,930,620
NET ASSETS:
  At beginning of year                                                      501,030,620        100,000
                                                                         --------------   ------------
  At end of year (including accumulated undistributed net investment
    income of $162,691 and $30,204, respectively)                        $1,316,848,943   $501,030,620
                                                                         ==============   ============

*For the period from the start of business, February 24, 1995, to December 31, 1995.

                       See notes to financial statements

                           STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
CASH FLOWS FROM (USED FOR) OPERATING ACTIVITIES --
    Purchase of Interests in Senior Debt Portfolio              $(922,447,419)
    Withdrawal of interests in Senior Debt Portfolio              172,131,935
    Operating expenses paid                                        (4,872,241)
                                                                -------------
      Net cash used for operating activities                    $(755,187,725)
                                                                -------------
CASH FLOWS FROM (FOR) FINANCING ACTIVITIES -
    Proceeds from shares sold                                   $ 961,885,750
    Payments for shares reacquired in tender offers              (145,447,734)
    Cash distributions paid (excluding reinvestments of
      distributions of $39,529,106)                               (61,250,291)
                                                                -------------
      Net cash provided from financing activities               $ 755,187,725
                                                                -------------
        Net increase in cash                                    $    --

CASH AT BEGINNING OF YEAR                                            --
                                                                -------------
CASH AT END OF YEAR                                             $    --
                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH FROM OPERATING ACTIVITIES:
    Net increase in net assets from operations                  $  61,161,495
    Decrease in prepaid expenses                                       75,202
    Decrease in deferred organization expenses                         60,013
    Increase in payable to affiliates                                     694
    Decrease in accrued expenses and other liabilities                (80,680)
    Net increase in investments                                  (816,404,449)
                                                                -------------
      Net cash used for operating activities                    $(755,187,725)
                                                                =============

                       See notes to financial statements

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                   -------------------------
                                                                      1996            1995*
                                                                   ----------       --------
NET ASSET VALUE -- Beginning of year                               $    9.990       $ 10.000
                                                                   ----------       --------
  Income from operations -
    Net investment income                                          $    0.667       $  0.634
    Net realized and unrealized gain (loss) on investments             (0.021)        (0.008)++
                                                                   ----------       --------
      Total income (loss) from operations                          $    0.646       $  0.626
                                                                   ----------       --------
  Less distributions:
    From net investment income                                     $   (0.666)      $ (0.633)
    From net realized gain on investment transactions                   --            (0.003)
                                                                   ----------       --------
      Total distributions                                          $   (0.666)      $ (0.636)
                                                                   ----------       --------
NET ASSET VALUE -- End of year                                     $    9.970       $  9.990
                                                                   ==========       ========
TOTAL RETURN(2)                                                         6.67%          6.42%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000's omitted)                        $1,316,849       $501,031
  Ratio of net expenses to average daily net assets(1)                  1.49%          1.53%+
  Ratio of interest expense to average daily net assets(1)              0.04%          0.13%+
  Ratio of net investment income to average daily net assets            6.61%          7.04%+

(1) Includes the Fund's share of Senior Debt Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
  * For the period from the start of business, February 24, 1995, to December
    31, 1995.
  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.

                       See notes to financial statements

                         -----------------------------
                         NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Senior Floating-Rate Fund (the Trust) was formed under a Declaration of Trust dated August 5, 1993, amended and restated December 7, 1994. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Trust invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Trust. The value of the Trust's investment in the Portfolio reflects the Trust's proportionate interest in the net assets of the Portfolio (43.5% at December 31, 1996). The performance of the Trust is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Trust's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Trust's net investment income consists of the Trust's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Trust determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes had capital loss carryovers of $588,207 which will expire on December 31, 2004. These amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Trust in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fee are reported as a reduction of expenses in the statement of operations.

-----------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Trust may from time to time, at its discretion, make tender offers at net asset value for the purchase of all or a portion of its shares. The price will be established at the close of business on the last day the tender offer is open. An early withdrawal charge will be imposed on most shares accepted for tender which have been held less than one year (See Note 6). The Trustees approved a tender offer for the periods from January 22, 1996 to February 16, 1996, from April 22, 1996 to May 17, 1996, from July 22, 1996 to August 16, 1996, from October 21, 1996 to November 15, 1996 and from January 20, 1997 to February 14, 1997. Transactions in Trust shares were as follows:

                                                   YEAR ENDED          YEAR
                                                  DECEMBER 31,      DECEMBER 31,
                                                      1996             1995*
                                                  ------------      ------------
Sales                                              92,516,066        50,240,529

Issued to shareholders electing to receive
  payments of distributions in Trust shares         4,476,151           924,567
Reacquired in tender offers                       (15,096,513)       (1,022,778)
                                                   ----------        ----------
    Net increase                                   81,895,704        50,142,318
                                                   ==========        ==========

*For the period from the start of business, February 24, 1995, to December 31, 1995.

------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES
The administration fee was earned by Eaton Vance Management (EVM) as compensation for administrative services necessary to conduct the Trust's business. The fee is computed monthly in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Trust. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.)

  Except as to Trustees of the Trust and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Certain of the officers and Trustees of the Trust and Portfolio are officers and/or directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trust has adopted a service plan (the Plan) designed to meet the requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable.

  The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Trust to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.15% of the Trust's average daily net assets for each fiscal year. The Trust paid or accrued service fees to or payable to EVD for the year ended December 31, 1996 in the amount of $1,415,273. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.

  Certain of the officers and Trustees of the Trust are officers or directors of EVD.

------------------------------------------------------------------------------
(6) EARLY WITHDRAWAL CHARGE
EVD serves as the Trust's principal underwriter. EVD compensates authorized firms at a rate of 1% of the purchase price of shares purchased through such firms consisting of 0.85% of sales commissions and 0.15% service fee (for the first year's service). EVD also pays additional compensation to each firm equal to 0.60% per annum of the value of Trust shares sold by such firm that are outstanding for more than one year. A 1% early withdrawal charge to recover distribution expenses will be charged to tendering shareholders and paid to EVD in connection with most shares held for less than one year which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on those shares accepted for tender, the value of which exceeds the aggregate value at the time the tender is accepted of: (a) all shares in the account purchased more than one year prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the one year preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the year ended December 31, 1996 amounted to approximately $646,100.

------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Trust's investment in the Portfolio for the year ended December 31, 1996 aggregated $922,447,419 and $172,131,935, respectively.

                         INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
EV CLASSIC SENIOR FLOATING-RATE FUND:

We have audited the accompanying statement of assets and liabilities of EV Classic Senior Floating-Rate Fund as of December 31, 1996, and the related statements of operations, cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the year ended December 31, 1996 and for the period from the start of business, February 24, 1995, to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Classic Senior Floating-Rate Fund at December 31, 1996, the results of its operations and cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
FEBRUARY 7, 1997

                           --------------------------
                              SENIOR DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996
                      (EXPRESSED IN UNITED STATES DOLLARS)
--------------------------------------------------------------------------------
                SENIOR, SECURED, FLOATING-RATE INTERESTS - 81.5%
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT        BORROWER/BUSINESS DESCRIPTION                         VALUE
-----------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 2.2%
              AEROSTRUCTURES CORPORATION
$ 8,674,286    Term loan, maturing September 30, 2003                $    8,674,286
  3,154,286    Term loan, maturing September 30, 2004                     3,154,286
               Designs, manufactures, and assembles structural
                aircraft components
              FIBERITE, INC.
  9,364,286    Term loan, maturing December 31, 2001                      9,364,286
               Manufactures composite materials for the aerospace
                industry
              MAG AEROSPACE INDUSTRIES, INC.
  5,000,000    Term loan, maturing December 6, 2003                       5,000,000
               Manufactures toilet systems for the aerospace
                industry
              SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS, INC.
  4,475,000    Term loan, maturing March 30, 2001                         4,475,000
               Aerospace and specialty fasteners, and plastics
                industry tooling systems
              TRACOR, INC.
 10,912,000    Term loan, maturing October 31, 2000                      10,912,000
 10,913,158    Term loan, maturing April 30, 2001                        10,913,158
               Technical services to defense companies
              TRANSTECHNOLOGY CORPORATION
  7,350,000    Term loan, maturing June 30, 2002                          7,350,000
               Aerospace and specialty fasteners, rescue winches,
                and hoists
              TRI-STAR INC.
  5,000,000    Term loan, maturing September 30, 2003                     5,000,000
               Distributor of aerospace fasteners                    --------------
                                                                     $   64,843,016
                                                                     --------------

              AUTOMOTIVE - 2.5%
              CAMBRIDGE INDUSTRIES, INC.
$ 7,545,643    Term loan, maturing May 17, 2002                      $    7,545,643
  8,488,500    Term loan, maturing May 17, 2003                           8,488,500
  3,772,742    Term loan, maturing May 17, 2004                           3,772,742
               Original equipment manufacturer of plastic auto
                parts
              CSK AUTO, INC.
 10,000,000    Term loan, maturing October 31, 2003                      10,000,000
               Retailer of automotive parts and accessories
              HAYES WHEELS INTERNATIONAL, INC.
  9,444,444    Term loan, maturing July 31, 2003                          9,444,444
  7,555,556    Term loan, maturing July 31, 2004                          7,555,556
               Producer of automotive brakes and wheels
              SAFELITE GLASS CORPORATION
 10,000,000    Term loan, maturing December 20, 2002                     10,000,000
  5,000,000    Term loan, maturing December 20, 2004                      5,000,000
               Auto glass replacement and repair service provider
              SCHRADER, INC.
  3,269,542    Term loan, maturing February 28, 2001                      3,269,542
  3,965,039    Term loan, maturing November 30, 2002                      3,965,039
               Produces tire valves and accesories, and pneumatic
                connectors
              STANADYNE AUTOMOTIVE CORP.
  7,312,500    Term loan, maturing December 31, 2001                      7,312,500
               Auto and light truck fuel injection equipment         --------------
                                                                     $   76,353,966
                                                                     --------------

              BROADCAST MEDIA - 9.7%
              BENEDEK BROADCASTING CORPORATION
$ 7,962,207    Term loan, maturing May 1, 2001                       $    7,962,207
  7,972,276    Term loan, maturing November 1, 2002                       7,972,276
               Broadcast television operator
              CABLEVISION OF CLEVELAND, G.P., INC.
 12,000,000    Term loan, maturing December 31, 2005                     12,000,000
               Cable television provider
              CHANCELLOR RADIO BROADCASTING COMPANY
  5,948,571    Term loan, maturing September 1, 2003                      5,948,571
               Radio broadcasting
              CHARTER COMMUNICATIONS ENTERPRISES I, L.P.
  5,000,000    Term loan, maturing December 31, 2003                      5,000,000
               Cable television provider
              CHARTER COMMUNICATIONS ENTERPRISES II, L.P.
 10,000,000    Term loan, maturing September 30, 2004                    10,000,000
               Cable television provider
              CHELSEA COMMUNICATIONS, INC.
 10,000,000    Term loan, maturing December 31, 2004                     10,000,000
               Cable television provider
              CITICASTERS, INC.
 10,000,000    Term loan, maturing February 15, 2004                     10,000,000
               Radio broadcasting
              CLASSIC CABLE, INC.
  3,080,969    Term loan, maturing June 30, 2004                          3,080,969
 10,013,149    Term loan, maturing June 30, 2005                         10,013,149
               Cable television provider
              COAXIAL COMMUNICATIONS, INC.
 16,808,060    Term loan, maturing December 31, 1999                     16,808,060
               Midwest cable television provider
              FALCON CABLE MEDIA
  3,776,923    Revolving loan, maturing March 31, 2003                    3,776,923
 22,000,000    Term loan, maturing July 11, 2005                         22,000,000
               Cable television provider
              INTERMEDIA PARTNERS IV, L.P.
 15,500,000    Term loan, maturing January 1, 2005                       15,500,000
               Cable television provider
              MARCUS CABLE OPERATING COMPANY, L.P.
 37,708,500    Term loan, maturing December 31, 2002                     37,708,500
 23,000,000    Term loan, maturing April 30, 2004                        23,000,000
    406,250    Revolving loan, maturing December 31, 2002                   406,250
               Cable television provider
              SINCLAIR BROADCASTING GROUP, INC.
 19,850,000    Term loan, maturing November 30, 2003                     19,850,000
               Broadcast television operator
              SULLIVAN BROADCASTING COMPANY, INC.
 17,563,829    Term loan, maturing December 31, 2003                     17,563,829
               Broadcast television operator
              TCI PACIFIC, INC.
 37,500,000    Term loan, maturing December 31, 2004                     37,500,000
               Cable television provider
              YOUNG BROADCASTING, INC.
    106,000    Revolving loan, maturing September 30, 2003                  106,000
 15,900,000    Term loan, maturing September 30, 2003                    15,900,000
               Owner and operator of network affiliated television
                stations                                             --------------
                                                                     $  292,096,734
                                                                     --------------

              BUILDING MATERIALS - 1.7%
              NATIONAL GYPSUM COMPANY
$49,874,791    Term loan, maturing September 30, 2003                $   49,874,791
               Produces gypsum wallboard                             --------------

              CHEMICALS - 2.9%
              HARRIS SPECIALTY CHEMICALS, INC.
$ 1,450,787    Term loan, maturing December 31, 1999                 $    1,450,787
  5,595,027    Term loan, maturing December 31, 2001                      5,595,027
  5,233,370    Term loan, maturing December 31, 2002                      5,233,370
               Construction chemicals
              HUNTSMAN CORPORATION
 21,250,000    Term loan, maturing December 31, 2004                     21,250,000
               Diversified chemical producer
              LILLY INDUSTRIES, INC.
 19,900,000    Term loan, maturing November 30, 2003                     19,900,000
               Housing paints and industrial and specialty coatings
              POLYMER GROUP, INC.
 20,000,000    Term loan, maturing March 31, 2002                        20,000,000
               Produces nonwoven fabrics
              STX CHEMICALS CORP.
 14,975,000    Term loan, maturing September 30, 2004                    14,975,000
               Petrochemicals and pulp chemicals                     --------------
                                                                     $   88,404,184
                                                                     --------------

              COAL - 0.4%
              ALLIANCE COAL CORPORATION
$ 4,959,677    Term loan, maturing December 31, 2001                 $    4,959,677
  6,965,000    Term loan, maturing December 31, 2002                      6,965,000
               Diversified producer and supplier of steam and
                metallurgical coal                                   --------------
                                                                     $   11,924,677
                                                                     --------------

              COMMERCIAL SERVICES - 4.4%
              ADVO, INC.
$13,063,265    Term loan, maturing March 31, 2004                    $   13,063,265
               Shared advertising distributor
              AVIALL, INC.
 15,000,000    Term loan, maturing September 30, 2001                    15,000,000
               Turbine engine repair and parts distribution
              BRAND SCAFFOLD SERVICES, INC.
  2,992,500    Term loan, September 30, 2003                              2,992,500
  1,995,000    Term loan, September 30, 2004                              1,995,000
               Industrial scaffolding rental, erection and
                dismantlement services
              ELLER MEDIA COMPANY
 30,000,000    Term loan, December 31, 2004                              30,000,000
               Outdoor advertising
              HOSIERY CORPORATION OF AMERICA, INC.
  2,857,595    Term loan, maturing October 17, 1999                       2,857,595
 13,575,000    Term loan, maturing July 31, 2001                         13,575,000
               Women's hosiery
              NBC MERGER SUB, INC.
  7,450,000    Term loan, maturing August 31, 2003                        7,450,000
               Used college textbook wholesaler
              OSI HOLDINGS CORPORATION
 15,000,000    Term loan, maturing October 15, 2003                      15,000,000
               Accounts receivable management services
              PSI ACQUISITION CORPORATION
  2,078,457    Term loan, maturing December 31, 1998                      2,078,457
 12,750,000    Term loan, maturing December 31, 2000                     12,750,000
               Diversified consulting services
              SELECT BEVERAGES, INC.
  3,960,000    Term loan, maturing June 30, 2001                          3,960,000
  5,940,000    Term loan, maturing June 30, 2002                          5,940,000
               Soft drink bottler
              UNICCO SERVICE COMPANY
  5,000,000    Term loan, maturing June 30, 2001                          5,000,000
               Provider of janitorial services                       --------------
                                                                     $  131,661,817
                                                                     --------------

              COMMUNICATION EQUIPMENT - 0.8%
              CIRCO CRAFT TECHNOLOGIES GROUP, INC.
$ 4,000,000    Term loan, maturing June 30, 2004                     $    4,000,000
  4,000,000    Term loan, maturing June 30, 2005                          4,000,000
               Supplier of interconnection products
             COMMUNICATIONS & POWER INDUSTRIES, INC.
  1,750,000    Term loan, maturing August 11, 2000                        1,750,000
  5,583,333    Term loan, maturing August 12, 2002                        5,583,333
               Microwave, electronic, and radio frequency
                components
              DICTAPHONE ACQUISITION INC.
  8,910,000    Term loan, maturing June 30, 2002                          8,910,000
               Manufactures, markets, and services communication
                systems                                              --------------
                                                                     $   24,243,333
                                                                     --------------

              COMPUTER SYSTEMS - 0.3%
              GENICOM CORPORATION
$ 8,868,745    Term loan, maturing December 31, 2002                 $    8,868,745
               Produces computer printers and supplies, and          --------------
                provides multivendor servicing

              CONGLOMERATES - 3.0%
              AMERICAN MARKETING INDUSTRIES, INC.
$ 1,485,000    Term loan, maturing August 31, 2001                   $    1,485,000
  3,465,000    Term loan, maturing November 30, 2002                      3,465,000
               Manufacturer and distributor of corporate
                promotional and incentive products
              E & S HOLDINGS
  4,277,778    Term loan, maturing September 30, 2004                     4,277,778
  4,277,778    Term loan, maturing September 30, 2005                     4,277,778
  2,444,444    Term loan, maturing March 30, 2006                         2,444,444
               Sporting goods and infant products
              FENWAY HOLDINGS, L.L.C.
  8,481,215    Term loan, maturing September 15, 2002                     8,481,215
               Manufactures and distributes billiard tables, dart
                machines, wood mouldings, windows, doors, artificial
                flowers, archery bows, and plastics.
              PHASE METRICS, INC.
  5,000,000    Term loan, maturing December 4, 2001                       5,000,000
               Designs and manufactures production test equipment
                for the computer data storage industry
              SMARTE CARTE CORPORATION
    500,000    Term loan, maturing June 30, 2003                            500,000
  3,000,000    Term loan, maturing June 30, 2003                          3,000,000
  4,500,000    Term loan, maturing June 30, 2003                          4,500,000
               Airport baggage cart management and self storage
                locker service
              WALTER INDUSTRIES, INC.
 26,095,729    Term loan, maturing January 22, 2002                      26,095,729
  9,875,000    Term loan, maturing January 22, 2003                       9,875,000
               Homebuilding and financing, pipe manufacturing and
                coal mining
              YOUNG & RUBICAM L.P.
 17,500,000    Term loan, maturing March 31, 2003                        17,500,000
               Advertising, public relations, direct marketing,
                sales development and design and health care
                communications                                       --------------
                                                                     $   90,901,944
                                                                     --------------

              CONTAINERS - METAL & GLASS - 2.0%
              CALMAR, INC.
$ 5,928,750    Term loan, maturing September 15, 2003                $    5,928,750
  4,440,000    Term loan, maturing June 15, 2004                          4,440,000
               Plastic sprayers and dispensers
               REID PLASTICS, INC.
  9,972,000    Term loan, maturing November 12, 2003                      9,972,000
               Bottle manufacturer
              SILGAN CORPORATION
 14,656,426    Term loan, maturing December 31, 2000                     14,656,426
 26,655,055    Term loan, maturing March 15, 2002                        26,655,055
               Metal and plastic packaging products                  --------------
                                                                     $   61,652,231
                                                                     --------------

              CONTAINERS - PAPER - 7.0%
              IPC, INC.
$ 8,250,000    Term loan, maturing September 30, 2001                $    8,250,000
               Plastic and paper packaging products
              JEFFERSON SMURFIT CORPORATION
  1,181,682    Revolving loan, maturing April 30, 2001                    1,181,682
 25,366,827    Term loan, maturing April 30, 2001                        25,366,827
 22,190,481    Term loan, maturing April 30, 2002                        22,190,481
 10,741,040    Term loan, maturing October 31, 2002                      10,741,040
               Liner board and other paper board products
              RIC HOLDING, INC.
  1,266,644    Revolving loan, maturing February 28, 2003                 1,266,644
 19,150,067    Term loan, maturing February 28, 2003                     19,150,067
 19,422,361    Term loan, maturing February 28, 2004                     19,422,361
  7,751,552    Term loan, maturing August 28, 2004                        7,751,552
               Liner board, lumber and paper packaging products
              STONE CONTAINER CORPORATION
 39,258,534    Term loan, maturing April 1, 2000                         39,258,534
 45,657,387    Term loan, maturing October 1, 2003                       45,657,387
               Commodity pulp, paper and packaging products
              STRONGHAVEN, INC.
  9,500,000    Term loan, maturing May 31, 2004                           9,500,000
               Manufacturer of corrugated boxes                      --------------
                                                                     $  209,736,575
                                                                     --------------

              COSMETICS - 0.7%
              MARY KAY COSMETICS, INC.
$ 9,919,355    Term loan, maturing December 6, 2002                  $    9,919,355
               Cosmetics, skin and hair care, and perfume products
              REVLON CONSUMER PRODUCTS COMPANY
 10,000,000    Term loan, maturing March 31, 1999                        10,000,000
               Cosmetics, skin and hair care, and perfume products   --------------
                                                                     $   19,919,355
                                                                     --------------

              ELECTRONICS - INSTRUMENTATION - 0.5%
              DETAILS, INC.
$16,545,146    Term loan, maturing December 31, 2001                 $   16,545,146
               Manufactures prototype printed circuit boards         --------------

              FOODS - 1.3%
              INTERNATIONAL HOME FOODS, INC.
$ 2,200,000    Revolving loan, maturing March 31, 2003               $    2,200,000
 12,972,973    Term loan, maturing September 30, 2004                    12,972,973
 11,027,027    Term loan, maturing September 30, 2005                    11,027,027
               Manufactures and markets food products with popular
                brand names
              VAN DE KAMP'S, INC.
  7,303,493    Term loan, maturing April 30, 2003                         7,303,493
  4,570,425    Term loan, maturing September 30, 2003                     4,570,425
               Distributor of frozen convenience foods               --------------
                                                                     $   38,073,918
                                                                     --------------

              FOOD WHOLESALERS - 4.5%
              CATERAIR INTERNATIONAL CORPORATION
$ 8,990,908    Term loan, maturing September 15, 2001                $    8,990,908
               Food service to airlines
              FAVORITE BRANDS INTERNATIONAL, INC.
 15,000,000    Term loan, maturing August 30, 2004                       15,000,000
               Manufactures and markets marshmallows and caramels
              FLEMING COMPANIES, INC.
    734,108    Revolving loan, maturing July 19, 2000                       734,108
  5,082,287    Letter of Credit, maturing June 30, 2000                   5,082,287
  5,753,510    Term loan, maturing July 19, 2000                          5,753,510
               Wholesale food distributor
              KEEBLER HOLDING CORPORATION
 16,464,226    Term loan, maturing July 31, 2003                         16,464,226
 11,893,043    Term loan, maturing July 31, 2004                         11,893,043
               Manufactures and distributes cookies and crackers
              RYKOFF-SEXTON, INC.
 10,114,865    Term loan, maturing October 31, 2002                      10,114,865
  4,844,595    Term loan, maturing October 31, 2001                       4,844,595
               Manufactures and distributes food products
              SC INTERNATIONAL SERVICES, INC.
 11,214,868    Term loan, maturing September 15, 2002                    11,214,868
  2,464,347    Term loan, maturing September 15, 2003                     2,464,347
               Food service to airlines
              SPECIALTY FOODS CORPORATION
 34,850,000    Term loan, maturing April 30, 2001                        34,850,000
               Bread and cheese products
              VOLUME SERVICES, INC.
  4,978,600    Term loan, maturing December 31, 2002                      4,978,600
  2,489,250    Term loan, maturing December 31, 2003                      2,489,250
               Provides food services for civic centers and sports
                facilities                                           --------------
                                                                     $  134,874,607
                                                                     --------------

              HEALTH CARE - DIVERSIFIED - 1.2%
              COMMUNITY HEALTH SYSTEMS, INC.
$12,609,589    Term loan, maturing December 31, 2003                 $   12,609,589
 12,609,589    Term loan, maturing December 31, 2004                     12,609,589
  9,493,151    Term loan, maturing December 31, 2005                      9,493,151
               Hospital and healthcare management                    --------------
                                                                     $   34,712,329
                                                                     --------------

              HEALTH CARE - MISCELLANEOUS - 2.2%
              IMED CORPORATION
$ 2,465,000    Term loan, maturing November 30, 2003                 $    2,465,000
  2,465,000    Term loan, maturing November 30, 2004                      2,465,000
  2,320,000    Term loan, maturing May 31, 2005                           2,320,000
               Provider of infusion systems and related
                technologies
              MEDIQ / PRN LIFE SUPPORT SERVICE
  9,975,000    Term loan, maturing September 30, 2004                     9,975,000
               Medical equipment and rental services
              NATIONAL MEDICAL CARE, INC.
 50,000,000    Term loan, maturing September 30, 2003                    50,000,000
               Kidney dialysis service provider                      --------------
                                                                     $   67,225,000
                                                                     --------------

              HOTELS - 0.5%
              DOUBLETREE CORPORATION
$15,054,971    Term loan, maturing May 15, 2004                      $   15,054,971
               Hotel management                                      --------------

              HOUSEHOLD FURNISHINGS - 0.6%
              SIMMONS COMPANY
$ 6,956,774    Term loan, maturing March 31, 2003                    $    6,956,774
               Manufactures bedding
              LIFESTYLE FURNISHINGS INTERNATIONAL
 12,050,001    Term loan, maturing August 8, 2004                        12,050,001
               Manufacturer of home improvement and building
                products                                             --------------
                                                                     $   19,006,775
                                                                     --------------

              HOUSEHOLD PRODUCTS - 0.2%
              RAYOVAC CORPORATION
$ 2,770,834    Term loan, maturing September 30, 2003                $    2,770,834
  2,770,833    Term loan, maturing September 30, 2004                     2,770,833
               Manufacturer of general and specialty batteries,
                flashlights and other battery-powered lighting
                devices                                              --------------
                                                                     $    5,541,667
                                                                     --------------

              LEISURE - 2.6%
              AMF GROUP, INC.
$15,373,090    Term loan, maturing March 31, 2001                    $   15,373,090
 14,234,499    Term loan, maturing March 31, 2003                        14,234,499
  5,599,532    Term loan, maturing March 31, 2004                         5,599,532
               Manufactures and operates bowling equipment and
                supplies
              AMFAC PARKS, INC.
  8,250,000    Term loan, maturing September 30, 2002                     8,250,000
               Provides lodging, food and beverage services to
                national and state parks
              METRO-GOLDWYN-MAYER, INC.
  2,014,286    Revolving loan, maturing September 30, 2001                2,014,286
  5,357,143    Term loan, maturing September 30, 2002                     5,357,143
               Film and television production and distribution
              PANAVISION INTERNATIONAL, L.P.
  2,400,000    Revolving loan, maturing December 31, 2002                 2,400,000
  2,400,000    Term loan, maturing December 31, 2002                      2,400,000
               Manufactures lens and camera equipment
              SIX FLAGS THEME PARKS, INC.
  8,333,290    Term loan, maturing June 23, 2001                          8,333,290
 10,816,800    Term loan, maturing June 23, 2003                         10,816,800
               Amusement parks
              VIACOM, INC.
  3,100,000    Term loan, maturing July 1, 2002                           3,100,000
               Television and motion picture entertainment           --------------
                                                                     $   77,878,640
                                                                     --------------

              MACHINERY - 0.4%
              NUMATICS, INCORPORATED
$ 4,754,474    Term loan, maturing January 3, 2002                   $    4,754,474
  7,923,304    Term loan, maturing January 3, 2004                        7,923,304
               Manufactures air valves, cylinders, and air
                filtration and drying devices                        --------------
                                                                     $   12,677,778
                                                                     --------------

              MANUFACTURING - DIVERSIFIED - 3.0%
              IMO INDUSTRIES, INC.
$ 9,944,445    Term loan, maturing April 30, 2003                    $    9,944,445
               Manufactures pumps, gears and speed reducers, and
                elecronic control products and instrumentation.
              INTERLAKE CORP.
  6,099,374    Term loan, maturing June 30, 1999                          6,099,374
               Engineered materials
              INTERMETRO INDUSTRIES CORPORATION
  5,488,044    Term loan, maturing June 30, 2001                          5,488,044
  4,268,478    Term loan, maturing December 31, 2002                      4,268,478
               Shelving
              INTERNATIONAL WIRE GROUP, INC.
  9,924,242    Term loan, maturing September 30, 2002                     9,924,242
 19,894,737    Term loan, maturing September 30, 2003                    19,894,737
               Manufactures and markets copper wire and harnesses
              INTESYS TECHNOLOGIES, INC.
  4,390,244    Term loan, maturing December 31, 2001                      4,390,244
               Plastic injection molding and fabricated battery
                packs
             JACKSON PRODUCTS, INC.
  7,402,173    Term loan, maturing September 1, 2002                      7,402,173
  7,406,250    Term loan, maturing September 1, 2003                      7,406,250
  1,995,000    Term loan, maturing September 1, 2001                      1,995,000
               Manufactures and distributes safety equipment and
                reflective beads
              METTLER-TOLEDO HOLDINGS, INC.
  4,400,000    Term loan, maturing December 31, 2003                      4,400,000
  5,100,000    Term loan, maturing December 31, 2004                      5,100,000
               Manufactures and markets weighing instruments for
                use in labratory, industrial and food retailing
                applications
              PRECISE TECHNOLOGY, INC.
  5,000,000    Term loan, maturing March 31, 2003                         5,000,000
               Plastic injection molding                             --------------
                                                                     $   91,312,987
                                                                     --------------

              MEDICAL PRODUCTS - 0.5%
              GRAPHIC CONTROLS CORPORATION
$15,871,368    Term loan, maturing September 28, 2003                $   15,871,368
               Recording and monitoring devices                      --------------

              METALS - 1.0%
              COLUMBUS MCKINNON CORPORATION
$ 8,200,000    Term loan, maturing September 30, 2003                $    8,200,000
               Manufacturer of hoists and lifting equipment
              SINTER METALS, INC.
 12,500,000    Term loan, maturing June 30, 2005                         12,500,000
               Manufacturer of pressed powder metal products
              U.S. SILICA COMPANY
  5,000,000    Term loan, maturing December 31, 2001                      5,000,000
  4,000,000    Term loan, maturing December 31, 2003                      4,000,000
               Producer of industrial silica                         --------------
                                                                     $   29,700,000
                                                                     --------------

              MISCELLANEOUS - 1.8%
              ALLIED WASTE NORTH AMERICA
$ 7,258,065    Term loan, maturing June 30, 2002                     $    7,258,065
  4,000,000    Term loan, maturing June 30, 2003                          4,000,000
  8,000,000    Term loan, maturing June 30, 2004                          8,000,000
  8,000,000    Term loan, maturing June 30, 2005                          8,000,000
               Non-hazardous solid waste management
              PRIME SUCCESSION, INC.
 16,000,000    Term loan, maturing August 1, 2003                        16,000,000
               Operator of funeral homes and cemeteries
              ROSE HILLS COMPANY
 10,000,000    Term loan, maturing December 1, 2003                      10,000,000
               Operator of funeral homes and cemeteries              --------------
                                                                     $   53,258,065
                                                                     --------------

              PAPER AND FOREST PRODUCTS - 3.7%
              FORT HOWARD CORPORATION
$60,289,333    Term loan, maturing March 8, 2002                     $   60,289,333
  8,293,939    Term loan, maturing December 31, 2002                      8,293,939
               Sanitary tissue paper products
              S.D. WARREN COMPANY
 41,404,270    Term loan, maturing December 20, 2002                     41,404,270
               Major U.S. producer of coated free paper              --------------
                                                                     $  109,987,542
                                                                     --------------

              PUBLISHING - 0.9%
              K-III COMMUNICATIONS
$28,000,000    Term loan, maturing June 30, 2004                     $   28,000,000
               Leader in the education, media and information        --------------
                businesses

              PUBLISHING - NEWSPAPERS - 2.0%
              AMERICAN MEDIA OPERATIONS, INC.
$    27,436    Revolving loan, maturing September 30, 2002           $       27,436
 18,354,069    Term loan, maturing September 30, 2002                    18,354,069
               Weekly periodical publisher
              JOURNAL NEWS, INC.
 23,067,224    Term loan, maturing December 31, 2002                     23,067,224
  5,000,000    Term loan, maturing December 31, 2002                      5,000,000
 14,198,473    Term loan, maturing May 1, 2003                           14,198,473
               Suburban newspaper                                    --------------
                                                                     $   60,647,202
                                                                     --------------

              RESTAURANTS - 0.7%
              AMERICA'S FAVORITE CHICKEN COMPANY
$13,958,787    Term loan, maturing October 31, 2001                  $   13,958,787
               Church's Fried Chicken and Popeye's restaurants
              LONG JOHN SILVER'S RESTAURANTS, INC.
  8,014,642    Term loan, maturing December 31, 1996                      8,014,642
               Seafood restaurants                                   --------------
                                                                     $   21,973,429
                                                                     --------------

              RETAIL STORES - DEPARTMENT STORES - 4.1%
              FEDERATED DEPARTMENT STORES, INC.
$65,864,901    Term loan, maturing January 31, 2000                  $   65,864,901
  1,340,246    Revolving loan, maturing March 31, 2000                    1,340,246
               Retail department store
              KMART CORPORATION
 57,761,514    Term loan, maturing June 6, 1999                          57,761,514
               Retail department store                               --------------
                                                                     $  124,966,661
                                                                     --------------

              RETAIL STORES - DRUG STORES - 0.3%
              DUANE READE, INC.
$ 3,245,833    Term loan, maturing September 30, 1997                $    3,245,833
  5,000,000    Term loan, maturing September 30, 1999                     5,000,000
               Retail drug stores                                    --------------
                                                                     $    8,245,833
                                                                     --------------

              RETAIL STORES - FOOD CHAINS - 7.0%
              DOMINICK'S FINER FOODS, INC.
$ 5,261,538    Revolving loans, maturing April 30, 2003              $    5,261,538
  5,538,461    Term loan, maturing April 30, 2003                         5,538,461
               Supermarket chain in Chicago
              GRAND UNION COMPANY
 21,628,890    Term loan, maturing June 15, 2002                         21,628,890
               Supermarket chain in the Northeast
              PATHMARK STORES, INC.
  1,158,542    Revolving loan, maturing July 31, 1998                     1,158,542
 45,333,950    Term loan, maturing October 31, 1999                      45,333,950
               Supermarket chain in mid-Atlantic states
              RALPHS GROCERY COMPANY
  2,871,663    Revolving Loan, maturing June 15, 2001                     2,871,663
  5,191,060    Term loan, maturing June 15, 2001                          5,191,060
 16,133,855    Term loan, maturing June 15, 2002                         16,133,855
 12,542,855    Term loan, maturing June 15, 2003                         12,542,855
  7,243,452    Term loan, maturing February 15, 2004                      7,243,452
  3,018,016    Term loan, maturing June 15, 2004                          3,018,016
               Third largest supermarket chain in Southern
                California
              SMITH'S FOOD & DRUG CENTERS, INC.
 17,502,821    Term loan, maturing August 31, 2002                       17,502,821
 24,754,920    Term loan, maturing November 30, 2003                     24,754,920
 13,836,803    Term loan, maturing November 30, 2004                     13,836,803
 13,836,803    Term loan, maturing November 30, 2005                     13,836,803
               Supermarket and drug store chain
              STAR MARKET COMPANY, INC.
 10,073,684    Term loan, maturing December 31, 2001                     10,073,684
  4,402,632    Term loan, maturing December 31, 2002                      4,402,632
               Supermarket chain in Massachusetts                    --------------
                                                                     $  210,329,945
                                                                     --------------

              RETAIL - SPECIALTY - 1.0%
              BRYLANE, L.P.
$11,000,000    Term loan, maturing February 28, 2003                 $   11,000,000
               Retail catalog distributor
              GRIFFITH CONSUMERS COMPANY
 10,406,517    Term loan, maturing December 31, 2002                     10,406,517
  9,958,333    Term loan, maturing December 31, 2003                      9,958,333
               Retail petroleum distributor                          --------------
                                                                     $   31,364,850
                                                                     --------------

              STEEL - 0.1%
              UCAR INTERNATIONAL, INC.
$ 3,943,986    Term loan, maturing December 31, 2002                 $    3,943,986
               Processing materials for steel industry               --------------

              TELECOMMUNICATIONS - 1.8%
              ARCH COMMUNICATIONS ENTERPRISES, INC.
$10,500,000    Term loan, maturing December 31, 2003                 $   10,500,000
               Paging service provider
              COMCAST CELLULAR COMMUNICATIONS, INC.
 28,316,000    Term loan, maturing September 30, 2004                    28,316,000
               Wireless communications provider
              MOBILEMEDIA COMMUNICATIONS, INC.
  5,833,333    Term loan, maturing June 30, 2002*                         5,366,667
  4,166,667    Term loan, maturing June 30, 2003*                         3,833,333
               Paging service provider
              SPRINT SPECTRUM L.P.
  5,000,000    Term loan, maturing January 21, 2006                       5,000,000
               Broadband wireless PCS provider                       --------------
                                                                     $   53,016,000
                                                                     --------------

              TEXTILES - 1.5%
              COLLINS & AIKMAN PRODUCTS COMPANY
$24,365,482    Term loan, maturing December 31, 2002                 $   24,365,482
               Automotive products, residential upholstery fabrics,
                and wallcoverings
              LONDON FOG INDUSTRIES, INC.
  9,582,314    Term loan, maturing May 31, 2002*                          6,899,266
  1,971,219    Term loan, maturing May 31, 2002*                          1,419,278
               Outerwear
              RENFRO CORPORATION
  5,000,000    Term loan, maturing November 15, 2003                      5,000,000
               Manufactures socks
              THE WILLIAM CARTER COMPANY
  6,300,000    Term loan, maturing October 31, 2003                       6,300,000
               Manufacturer and distributer of children's apparel    --------------
                                                                     $   43,984,026
                                                                     --------------

              TRANSPORTATION - 0.5%
              RCTR HOLDINGS, INC.
$15,254,286    Term loan, maturing December 31, 2001                 $   15,254,286
               Consumer truck rental and moving supplies provider    --------------
             TOTAL LOAN INTERESTS (IDENTIFIED COST, $2,457,952,472)  $2,453,928,379
                                                                     --------------

-----------------------------------------------------------------------------------
                             COMMON STOCKS - 0.1%
-----------------------------------------------------------------------------------
SHARES      SECURITY                                                 VALUE
-----------------------------------------------------------------------------------
   806,708  America's Favorite Chicken Company, Common Stock*        $    2,675,850
 4,380,486  London Fog Industries, Inc.                                           0
                                                                     --------------
            TOTAL COMMON STOCKS (IDENTIFIED COST, $0)                $    2,675,850
                                                                     --------------

-----------------------------------------------------------------------------------
                             PREFERRED STOCKS - 0.2%
-----------------------------------------------------------------------------------
 5,489,500  America's Favorite Chicken Company, 10% Preferred        $    5,489,500
              Stock
 5,845,956  London Fog Industries, Inc. 17.5% Preferred Stock*                    0
                                                                     --------------
            TOTAL PREFERRED STOCKS (IDENTIFIED COST, $10,014,474)    $    5,489,500
                                                                     --------------

-----------------------------------------------------------------------------------
                         SHORT-TERM INVESTMENTS - 14.3%
-----------------------------------------------------------------------------------
PRINCIPAL
AMOUNT       DESCRIPTION
-----------------------------------------------------------------------------------
$89,246,000  Associates Corp. of North America, 6.50%, 1/2/97        $   89,229,886
 50,000,000  CIT Group Holdings Inc., 5.92%, 1/2/97                      49,991,778
 30,330,000  Delaware Funding Corp., 5.70%, 1/15/97                      30,262,769
 30,081,000  Delaware Funding Corp., 6.00%, 1/8/97                       30,045,905
 90,000,000  Ford Motor Credit Corp., 5.65%, 1/8/97                      89,901,125
 90,000,000  General Electric Capital Co., 5.90%, 1/2/97                 89,985,250
 50,000,000  Prudential Funding, 5.40%, 1/13/97                          49,910,000
                                                                     --------------
             TOTAL SHORT-TERM INVESTMENTS, AT AMORTIZED COST         $  429,326,713
                                                                     --------------
             TOTAL INVESTMENTS (IDENTIFIED COST, $2,897,293,659) -   $2,891,420,442
             96.1%
             OTHER ASSETS, LESS LIABILITIES - 3.9%                      118,654,014
                                                                     --------------
             TOTAL NET ASSETS - 100%                                 $3,010,074,456
                                                                     ==============


*Non-income producing security.
Note: The description of the principal business for each security set forth above is unaudited.

                      See notes to financial statements

                           --------------------------
                              SENIOR DEBT PORTFOLIO
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1996
                     (Expressed in United States Dollars)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
     $2,897,293,659)                                          $2,891,420,442
  Cash                                                           108,766,309
  Receivable for investments sold                                    836,199
  Interest receivable                                             17,431,947
  Deferred organization expenses (Note 1D)                            37,818
  Prepaid expenses                                                   924,149
  Other receivables                                                  102,800
                                                              --------------
      Total assets                                            $3,019,519,664
LIABILITIES:
  Deferred facility fee income (Note 1B)          $9,139,557
  Trustees' fees payable                               7,883
  Accrued expenses                                   297,768
                                                  ----------
      Total liabilities                                            9,445,208
                                                              --------------
NET ASSETS applicable to investors' interest in Portfolio     $3,010,074,456
                                                              ==============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                              $3,015,947,673
  Unrealized depreciation of investments
     (computed on the basis of identified cost)                   (5,873,217)
                                                              --------------
      Total                                                   $3,010,074,456
                                                              ==============
                       See notes to financial statements

                                  STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------
                            For the Year Ended December 31, 1996
                            (Expressed in United States Dollars)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                                                 $190,544,570
  Facility fees earned                                                               5,007,225
                                                                                  ------------
        Total income                                                              $195,551,795
  Expenses --
    Investment advisory fee (Note 2)                            $21,643,760
    Compensation of Trustees not members of the Investment
      Adviser's organization (Note 2)                                29,707
    Custodian fee                                                   717,453
    Interest expense                                              1,003,430
    Legal and accounting services                                   626,128
    Printing                                                         63,466
    Amortization of organization expenses (Note 1D)                   6,222
    Miscellaneous                                                   214,433
                                                                -----------
      Total expenses                                                                24,304,599
                                                                                  ------------
        Net investment income                                                     $171,247,196
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions                  $(2,509,974)
  Change in unrealized depreciation of investments               (1,387,860)
                                                                -----------
      Net realized and unrealized loss on investments                               (3,897,834)
                                                                                  ------------
          Net increase in net assets from operations                              $167,349,362
                                                                                  ============

                       See notes to financial statements

                            STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
                     (Expressed in United States Dollars)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
CASH FLOWS FROM (FOR) OPERATING ACTIVITIES --
    Purchase of loan interests                            $(2,549,912,095)
    Proceeds from sales and principal repayments            1,508,489,493
    Interest received                                         184,155,805
    Facility fees received                                      6,910,782
    Interest paid                                              (1,021,630)
    Operating expenses paid                                   (22,739,497)
    Net increase in short-term investments                   (245,561,299)
                                                          ---------------
      Net cash used for operating activities              $(1,119,678,441)
                                                          ---------------
CASH FLOWS FROM (FOR) FINANCING ACTIVITIES --
    Proceeds from capital contributions                   $ 1,604,853,413
    Payments for capital withdrawals                         (383,467,171)
                                                          ---------------
      Net cash provided from financing activities         $ 1,221,386,242
                                                          ---------------
        Net increase in cash                              $   101,707,801

CASH AT BEGINNING OF YEAR                                       7,058,508
                                                          ---------------
CASH AT END OF YEAR                                       $   108,766,309
                                                          ===============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH FROM OPERATING ACTIVITIES:
    Net increase in net assets from operations            $   167,349,362
    Increase in receivable for investments sold                  (489,852)
    Increase in interest receivable                            (6,388,765)
    Increase in prepaid expenses                                 (268,331)
    Decrease in deferred organization expenses                      6,222
    Increase in other receivables                                (102,800)
    Increase in deferred facility fee income                    1,903,557
    Increase in payable to affiliates                               2,908
    Increase in accrued expenses and other liabilities            176,647
    Net increase in investments                            (1,281,867,389)
                                                          ---------------
        Net cash used for operating activities            $(1,119,678,441)
                                                          ===============

                       See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     (Expressed in United States Dollars)
--------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1996             1995*
                                              ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                     $  171,247,196   $   72,119,692
    Net realized gain (loss) on investments       (2,509,974)       1,214,316
    Change in unrealized depreciation of
      investments                                 (1,387,860)      (1,760,430)
                                              --------------     ------------
      Net increase in net assets from
        operations                            $  167,349,362   $   71,573,578
                                              --------------     ------------

  Capital transactions --
    Contributions                             $1,604,853,413   $1,684,280,868
    Withdrawals                                 (383,467,171)    (134,615,604)
                                              --------------     ------------
      Increase in net assets from capital
        transactions                          $1,221,386,242   $1,549,665,264
                                              --------------     ------------
        Total increase in net assets          $1,388,735,604   $1,621,238,842
NET ASSETS:
  At beginning of year                         1,621,338,852          100,010
                                              --------------     ------------
  At end of year                              $3,010,074,456   $1,621,338,852
                                              ==============   ==============

* For the period from the start of business, February 22, 1995, to December 31, 1995.

                       See notes to financial statements

                              SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
                                                         1996      1995*
                                                        ------   ---------
RATIOS (to average daily net assets):
  Operating expenses                                     0.98%    1.01%+
  Interest expense                                       0.04%    0.13%+
  Net investment income                                  7.17%    7.95%+
PORTFOLIO TURNOVER                                         75%      39%

+ Annualized.
* For the period from the start of business, February 22, 1995, to December 31, 1995.

                       See notes to financial statements

                           --------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on February 22, 1995, with the acquisition of securities with a value of $583,240,521, including unrealized depreciation of $2,724,927, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATION -- The Portfolio's investments in interests in loans (Loan Interests) are valued at fair value by the Portfolio's investment adviser, Boston Management and Research, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interest and interests in similar loans and the market environment and investor attitudes towards the Loan Interest and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-sized trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

B. INCOME -- Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

C. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fee are reported as a reduction of expenses in the statement of operations.

------------------------------------------------------------------------------
(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment advisory fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 19/240 of 1% (0.95% per annum) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 1996, the effective annual rate, based on average daily gross assets, was 0.91% and amounted to $21,643,760. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment advisory fee.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of BMR. Trustees of the Portfolio that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

------------------------------------------------------------------------------
(3) INVESTMENTS
The Portfolio invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests for the year ended December 31, 1996 aggregated $2,550,646,342 and $1,508,979,345, respectively.

------------------------------------------------------------------------------
(4) SHORT-TERM DEBT AND CREDIT AGREEMENTS
The Portfolio has entered into a revolving credit agreement, that will allow the Portfolio to borrow an additional $245 million to support the issuance of commercial paper and to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted Libor rate or adjusted certificate of deposit rate. Interest expense includes a commitment fee of approximately $612,500 which is computed at the annual rate of 1/4 of 1% on the unused portion of the revolving credit agreement. There were no borrowings under this agreement during the year ended December 31, 1996. As of December 31, 1996, the Portfolio had no commercial paper outstanding.

------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost and unrealized appreciation/depreciation in the value of investments owned at December 31, 1996, as computed on a federal income tax basis, were as follows:
Aggregate cost                                                 $2,897,767,149
                                                               ==============
Gross unrealized appreciation                                  $    3,996,833
Gross unrealized depreciation                                       9,870,050
                                                               --------------
    Net unrealized depreciation                                $    5,873,217
                                                               ==============

                         INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
SENIOR DEBT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio as of December 31, 1996, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended December 31, 1996 and for the period from the start of business, February 22, 1995, to December 31, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at December 31, 1996, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of December 31, 1996, the results of its operations and its cash flows, the changes in its net assets, and its supplementary data for the respective periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by Senior Debt Portfolio valued at $2,462,093,729 (81.8% of net assets of the Portfolio), which values are fair values determined by the Portfolio's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or security can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Trustees and used by the Portfolio's investment adviser in determining the fair values of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

                                              DELOITTE & TOUCHE

GRAND CAYMAN, CAYMAN ISLANDS
BRITISH WEST INDIES
FEBRUARY 7, 1997

                           -----------------------
                            INVESTMENT MANAGEMENT

EV CLASSIC          OFFICERS                   INDEPENDENT TRUSTEES
SENIOR FLOATING-
RATE FUND           JAMES B. HAWKES            DONALD R. DWIGHT
24 Federal Street   President and Trustee      President, Dwight
Boston, MA 02110                               Partners, Inc.
                    M. DOZIER GARDNER          Chairman, Newspapers of
                    Vice President and         New England, Inc.
                    Trustee
                                               SAMUEL L. HAYES, III
                    JAMES L. O'CONNOR          Jacob H. Schiff
                    Treasurer                  Professor of
                                               Investment Banking,
                    THOMAS OTIS                Harvard
                    Secretary                  University Graduate
                                               School of
                                               Business
                                               Administration

                                               NORTON H. REAMER
                                               President and
                                               Director, United
                                               Asset
                                               Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director, Fiduciary
                                               Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser
                                               and Consultant

                    --------------------------------------------------------
SENIOR DEBT         OFFICERS                   INDEPENDENT TRUSTEES
PORTFOLIO
24 Federal Street   JAMES B. HAWKES            DONALD R. DWIGHT
Boston, MA 02110    President and Trustee      President, Dwight
                                               Partners, Inc.
                    M. DOZIER GARDNER          Chairman, Newspapers
                    Vice President and         of New England, Inc.
                    Trustee
                                               SAMUEL L. HAYES, III
                    WILLIAM CHISHOLM           Jacob H. Schiff
                    Vice President             Professor of
                                               Investment Banking,
                    RAYMOND O'NEILL            Harvard University
                    Vice President             Graduate School of
                                               Business
                    MICHEL NORMANDEAU          Administration
                    Vice President
                                               NORTON H. REAMER
                    THOMAS OTIS                President and
                    Secretary                  Director, United
                                               Asset Management Corporation
                    JAMES L. O'CONNOR
                    Treasurer                  JOHN L. THORNDIKE
                                               Director, Fiduciary
                                               Company Incorporated
                    PORTFOLIO MANAGERS
                                               JACK L. TREYNOR
                    SCOTT H. PAGE              Investment Adviser
                    Vice President             and Consultant

                    PAYSON F. SWAFFIELD
                    Vice President
                                                                C-SFRSAI